                     PROSPECTUS -- DATED JANUARY 28, 1997
                         as supplemented March 4, 1997

                          GOVERNMENT SECURITIES FUND
                          STRATEGIC INCOME BOND FUND
                        LOUISIANA TAX-FREE INCOME FUND
                       BALANCED FUND . VALUE EQUITY FUND
                  GROWTH EQUITY FUND . SMALL CAP EQUITY FUND
                           INTERNATIONAL EQUITY FUND





              [LOGO OF MARQUIS(SM) FAMILY OF FUNDS APPEARS HERE]





                                  MARQUIS(SM)
                                FAMILY OF FUNDS
                High Quality. High Standards. Highly Personal.

MARQUIS FUNDS (R)
                        Investment Adviser:
                        FIRST NATIONAL BANK OF COMMERCE IN NEW ORLEANS
                     . GOVERNMENT SECURITIES FUND
                     . LOUISIANA TAX-FREE INCOME FUND
                     . STRATEGIC INCOME BOND FUND
                     . BALANCED FUND
                     . VALUE EQUITY FUND
                     . GROWTH EQUITY FUND
                     . SMALL CAP EQUITY FUND
                     . INTERNATIONAL EQUITY FUND

MARQUIS FUNDS (R) (the "Trust") is a mutual fund that offers a convenient and economical means of investing in one or more professionally managed portfolios of securities. This Prospectus offers Class A and Class B shares of the above funds (collectively, the "Funds" and each a "Fund"), each of which is a separate series of the Trust.

Class A shares are sold with a front-end sales load that will be reduced or waived in certain circumstances. Class B shares are sold subject to annual distribution and service fees and a contingent deferred sales charge that is eliminated five years after purchase, at which point the Class B shares automatically convert into Class A shares.

The Small Cap Equity Fund currently seeks to achieve its objective of capital appreciation by investing up to 100% of its assets in the Small Cap Growth Portfolio, a separate series of SEI Institutional Managed Trust ("SIMT"), an open-end management investment company advised by SEI Financial Management Corporation ("SFM"), with an investment objective, investment policies and restrictions identical to those of the Small Cap Equity Fund. The performance of the Small Cap Equity Fund, therefore, will be directly related to the performance of the Small Cap Growth Portfolio.

The International Equity Fund currently seeks to achieve its objective of long-term capital appreciation by investing up to 100% of its assets in the International Equity Portfolio, a separate series of SEI International Trust ("SIT"), an open-end management investment company advised by SFM, with an investment objective, investment policies and restrictions identical to those of the International Equity Fund. The performance of the International Equity Fund, therefore, will be directly related to the performance of the International Equity Portfolio.

This Prospectus sets forth concisely the information about the Funds and the Trust that a prospective investor should know before investing in any of the Funds. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated January 28, 1997, as supplemented from time to time, has been filed with the Securities and Exchange Commission (the "SEC") and is available without charge by calling 1-800-471-1144. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
 THE TRUST'S SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, INCLUDING FIRST NATIONAL BANK OF COMMERCE IN NEW
 ORLEANS OR ANY OF ITS AFFILIATES OR CORRESPONDENTS, INCLUDING FIRST COMMERCE CORPORATION. THE TRUST'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THE SHARES INVOLVES RISK, INCLUDING
 POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.
--------------------------------------------------------------------------------

JANUARY 28, 1997, AS SUPPLEMENTED MARCH 4, 1997

2

                                    SUMMARY

  MARQUIS FUNDS (R) (the "Trust") is an open-end, management investment company providing a convenient way to invest in professionally managed portfolios of securities. This summary provides basic information about the Class A and the Class B shares of the Trust's Government Securities Fund, Louisiana Tax-Free Income Fund, Strategic Income Bond Fund (these three, collectively, the "Fixed Income Funds"), Balanced Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund and International Equity Fund (these five, collectively, the "Equity Funds"). Each Fund is a separate series of the Trust.

  WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF EACH FUND? The GOVERNMENT SECURITIES FUND seeks to provide current income consistent with relative stability of capital by investing primarily in U.S. Government securities. The LOUISIANA TAX-FREE INCOME FUND seeks to provide a level of current income consistent with relative stability of capital by investing primarily in investment grade securities, the interest on which is exempt from federal income tax and Louisiana personal income taxes and is not a preference item for purposes of the alternative minimum tax. The STRATEGIC INCOME BOND FUND seeks to provide current income by investing primarily in investment grade fixed income securities. The BALANCED FUND seeks to provide capital appreciation and current income through the regular payment of dividends and interest by investing in a combination of equity, fixed income and money market instruments. The VALUE EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities which have a low current valuation relative to various measures of intrinsic value. The GROWTH EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in companies whose sales end earnings are expected to grow at an above average rate. The SMALL CAP EQUITY FUND seeks to provide long-term capital appreciation by investing up to 100% of its assets in Class A shares of the Small Cap Growth Portfolio of SIMT, which in turn invests primarily in equity securities of smaller growth companies (i.e., companies with equity market capitalizations of less than $1 billion at the time of purchase). The INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation by investing up to 100% of its assets in Class A shares of the International Equity Portfolio of SIT, which in turn invests primarily in a diversified portfolio of equity securities of non-U.S. issuers. There can be no assurance that any Fund will achieve its investment objective.

  WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE FUNDS? The investment policies of each Fund entail certain risks and considerations of which an investor should be aware. Values of fixed income securities and, correspondingly, share prices of Funds invested in such securities, tend to vary inversely with interest rates and may be affected by other market and economic factors as well. The Louisiana Tax-Free Income Fund, which is a non-diversified fund, will invest primarily in Louisiana municipal securities. The Fixed Income Funds and the Balanced Fund may also invest in securities that have speculative characteristics. The Balanced, Value Equity and Growth Equity Funds may purchase equity securities that are volatile and may fluctuate in value more than other types of investments. The Small Cap Equity Fund and the International Equity Fund (together, the "Feeder Funds") are currently "feeder" funds in separate Corporate Master-Feeder(TM) structures. That is, the Small Cap Equity Fund and International Equity Fund each invest in another open-end management investment company and hold as their only investment securities, shares of a single "master" fund, in this case, the Small Cap Growth Portfolio and the International Equity Portfolio (together, the "Portfolios"), respectively.

  ARE MY INVESTMENTS INSURED? Any guaranty by the U.S. Government, its agencies or instrumentalities of the securities in which any Fund invests guarantees only the payment of principal and interest on the guaranteed security and does not guarantee the yield or value of the security or the yield or value of shares of that Fund. The Trust's shares are not federally insured by the FDIC or any other government agency.

  For more information about each Fund, see "Investment Objectives and Policies," "General Investment Policies" and "Description of Permitted Investments and Risk Factors."

  HOW DO I PURCHASE SHARES? The Funds offer two classes of shares to the general public: Class A shares and Class B shares.

3

  Class A shares are offered at net asset value per share plus a maximum initial sales charge of 3.50%. Certain purchases of Class A shares qualify for waived or reduced initial sales charges. Class A shares of the Funds are not subject to sales charges at the time of redemption and are not assessed any annual distribution fees.

  Class B shares are offered at net asset value per share and are subject to a maximum contingent deferred sales charge of 3.50% of redemption proceeds during the first year, declining each year thereafter and reaching 0% after the fifth year. Class B shares of the Funds pay annual distribution and service fees of .75% of their average daily net assets. Class B shares convert automatically to Class A shares five years after the beginning of the calendar month in which the shareholder's purchase order was accepted. For more information on Class A and Class B shares, see "How to Purchase Shares," "Alternative Sales Charge Options" and "The Distributor."

  WHO IS THE ADVISER? The Trust Group of First National Bank of Commerce in New Orleans (the "Adviser") serves as the Adviser to each Fund. With respect to the Small Cap Equity Fund and the International Equity Fund, the Adviser invests in a "master" fund, cash and other non-investment securities and monitors the performance of SFM as the manager of the Small Cap Growth Portfolio and the International Equity Portfolio. See "Expense Summary" and "The Adviser."

  WHO IS THE ADMINISTRATOR? SEI Fund Resources serves as the administrator of the Trust. See "Expense Summary" and "The Administrator."

  WHO IS THE TRANSFER AGENT? DST Systems, Inc. serves as transfer agent, dividend disbursing agent and shareholder servicing agent for the Trust. See "The Shareholder Servicing Agent and Transfer Agent."

  WHO IS THE DISTRIBUTOR? SEI Financial Services Company ("SFS") serves as distributor of the Trust's shares. See "The Distributor."

  HOW ARE DIVIDENDS PAID? Substantially all of the net investment income (exclusive of capital gains) of each Fund is distributed in the form of periodic dividends. Any net realized capital gain is distributed at least annually. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends."

4

                                EXPENSE SUMMARY

                                                                        ALL FUNDS
 SHAREHOLDER TRANSACTION EXPENSES                                        CLASS A
---------------------------------------------------------------------------------
 Maximum Sales Load Imposed on Purchases (as a percentage of offering
  price)                                                                    3.50%
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage
  of offering price)                                                         None
 *Maximum Contingent Deferred Sales Charge (as a percentage of original
   purchase price or redemption proceeds, as applicable)                     None
 Wire Redemption Fee                                                          $25
 Exchange Fee                                                                None
=================================================================================

 * A redemption charge of 1.00% will be assessed against the proceeds of any redemption request relating to Class A shares of the Funds that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within 1 year of the date the shares were purchased. See "Alternative Sales Charge Options--Class A Shares."

ANNUAL OPERATING EXPENSES--CLASS A
(as a percentage of average net assets)

                                     LOUISIANA STRATEGIC
                          GOVERNMENT TAX-FREE   INCOME
                          SECURITIES  INCOME     BOND    BALANCED VALUE EQUITY GROWTH EQUITY
--------------------------------------------------------------------------------------------
Management Fees (after
 fee waivers) (1)            .48%      .27%      .55%      .66%       .74%          .64%
12b-1 Fees                   None      None      None      None       None          None
Other Expenses (1)(2)        .22%      .38%      .35%      .24%       .26%          .36%
--------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers) (3)     .70%      .65%      .90%      .90%      1.00%         1.00%
============================================================================================

(1) The Adviser has voluntarily agreed to waive its fee, and the Administrator has voluntarily agreed to reimburse Other Expenses, to the extent necessary to keep "Total Operating Expenses" from exceeding .70% for the Government Securities Fund, .65% for the Louisiana Tax-Free Income Fund, .90% for the Strategic Income Bond Fund, .90% for the Balanced Fund, 1.00% for the Value Equity Fund and 1.00% for the Growth Equity Fund. The Adviser and Administrator each reserves the right to terminate its waiver or reimbursement, respectively, at any time in its sole discretion. Absent such waivers, management fees would be as follows: Government Securities Fund--.55%; Louisiana Tax-Free Income Fund--.35%; Strategic Income Bond Fund--.74%; Balanced Fund--.74%, Value Equity Fund--.74% and Growth Equity Fund--.74%.
(2) Other Expenses for the Growth Equity Fund and Strategic Income Bond Fund are based on estimated amounts for the current fiscal year.
(3) Absent the Adviser's voluntary fee waiver and the Administrator's voluntary fee reimbursement, Total Operating Expenses for Class A shares would be as follows: Government Securities Fund--.80%; Louisiana Tax-Free Income Fund--.75%; Strategic Income Bond Fund--1.09%; Balanced Fund-- 1.01%; Value Equity Fund--1.02%; and Growth Equity Fund--1.12%. Total Operating Expenses for the Government Securities Fund, Louisiana Tax-Free Fund, Balanced Fund and Value Equity Fund have been restated to reflect current fees.

5

ANNUAL OPERATING EXPENSES--CLASS A (as a percentage of average net assets)

                                                     SMALL CAP   INTERNATIONAL
                                                     EQUITY FUND  EQUITY FUND
------------------------------------------------------------------------------
Management Fees (after fee waivers) (1)                 1.19%        1.15%
12b-1 Fees                                               None         None
Other Expenses (after fee reimbursements) (1)(2)         .11%         .40%
------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (1)(3)     1.30%        1.55%
==============================================================================

(1) Management Fees include fees at the "master" level of 1.00% and .96% for the Small Cap Growth Portfolio and the International Equity Portfolio, respectively, and fees at the "feeder" level of .19% and .19% for the Small Cap Equity Fund and the International Equity Fund, respectively. The Adviser has voluntarily agreed to waive its fee, and the Administrator has voluntarily agreed to reimburse Other Expenses, to the extent necessary to keep the Total Operating Expenses at the feeder level from exceeding .20% for the Small Cap Equity Fund and .27% for the International Equity Fund. The Adviser and the Administrator each reserves the right to terminate its waiver or reimbursement, respectively, at any time in its sole discretion. Absent such waiver, Management Fees at the feeder level would be .40% for the Small Cap Equity Fund and .40% for the International Equity Fund. Absent such reimbursements, Other Expenses at the feeder level for the Small Cap Equity Fund and International Equity Fund are estimated to be .60% and .67%, respectively, for the current fiscal year.
(2) Other Expenses include expenses at the "master" level of .10% and .32% for the Small Cap Growth Portfolio and the International Equity Portfolio, respectively, and expenses at the "feeder" level of .01% and .08% for the Small Cap Equity Fund and the International Equity Fund, respectively. The Distributor has waived, on a voluntary basis, all or a portion of its shareholder servicing fee at the master level with respect to the Portfolios and the Other Expenses shown reflect this waiver. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Other Expenses of the Small Cap Growth Portfolio and International Equity Portfolio at the master level would be .32% and .44%, respectively.
(3) Absent the master fund adviser's voluntary fee waivers, the Adviser's voluntary fee waivers and the Administrator's voluntary reimbursements, Total Operating Expenses are estimated to be as follows: Small Cap Equity Fund--2.32%; and International Equity Fund--2.47%.

The Trustees believe that, because of the resultant economies of scale and associated decreased expenses, the aggregate per share expenses of both the Small Cap Equity Fund and International Equity Fund together with those of the corresponding Portfolio will be approximately equal to the expenses the respective Fund would incur if it invested directly in securities in which the corresponding Portfolio invests.

EXAMPLE

------------------------------------------------------------------------
                                         1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------
You would pay the following expenses on
 a $1,000 investment in Class A shares
 assuming (1) imposition of the maximum
 sales load; (2) 5% annual return and
 (3) redemption at the end of each time
 period:
        Government Securities Fund        $42     $57     $73     $119
        Louisiana Tax-Free Income Fund    $41     $55     $70     $113
        Strategic Income Bond Fund        $44     $63     N/A      N/A
        Balanced Fund                     $44     $63     $83     $142
        Value Equity Fund                 $45     $66     $88     $153
        Growth Equity Fund                $45     $66     N/A      N/A
        Small Cap Equity Fund             $48     $75     N/A      N/A
        International Equity Fund         $50     $82     N/A      N/A
========================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. BECAUSE THE STRATEGIC INCOME BOND, GROWTH EQUITY, SMALL CAP EQUITY AND INTERNATIONAL EQUITY FUNDS WERE EITHER NOT OPERATIONAL OR HAD JUST RECENTLY BECOME OPERATIONAL AS OF THE DATE OF THIS PROSPECTUS, THE FUNDS HAVE NOT PROJECTED EXPENSES BEYOND THE THREE-YEAR PERIOD SHOWN.

6

The purpose of the foregoing table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class A shares of the Funds. Shareholders purchasing shares through a financial institution may be charged additional account fees by that institution. The information set forth in the foregoing table and example relates only to Class A shares. Additional information may be found under "The Adviser," "The Administrator" and "The Distributor."

The rules of the Securities and Exchange Commission require that the maximum sales charge be reflected in the above table. However, certain investors may qualify for reduced sales charges. See "Alternative Sales Charge Options-Class A Shares."

                                                                      ALL FUNDS
SHAREHOLDER TRANSACTION EXPENSES                                       CLASS B
-------------------------------------------------------------------------------
Maximum Sales Load Imposed on Purchases
 (as a percentage of offering price)                                       None
Maximum Sales Load Imposed on Reinvested Dividends
 (as a percentage of offering price)                                       None
Maximum Contingent Deferred Sales Charge
 (as a percentage of original purchase price or redemption proceeds,
 as applicable)                                                           3.50%
Wire Redemption Fee                                                         $25
Exchange Fee                                                               None

ANNUAL OPERATING EXPENSES--CLASS B
(as a percentage of average net assets)

                                     LOUISIANA STRATEGIC
                          GOVERNMENT TAX-FREE   INCOME
                          SECURITIES  INCOME   BOND FUND BALANCED VALUE EQUITY GROWTH EQUITY
--------------------------------------------------------------------------------------------
Management Fees
 (after fee waivers) (1)      .48%      .27%      .55%      .66%       .74%         .64%
12b-1 Fees                    .75%      .75%      .75%      .75%       .75%         .75%
Other Expenses (1)(2)         .22%      .38%      .35%      .24%       .26%         .36%
--------------------------------------------------------------------------------------------
Total Operating Expenses
 (after fee waivers) (3)     1.45%     1.40%     1.65%     1.65%      1.75%        1.75%
============================================================================================

(1) The Adviser has voluntarily agreed to waive its fee, and the Administrator has voluntarily agreed to reimburse Other Expenses, to the extent necessary to keep "Total Operating Expenses" from exceeding 1.45% for the Government Securities Fund, 1.40% for the Louisiana Tax-Free Income Fund, 1.65% for the Strategic Income Bond Fund and 1.65% for the Balanced Fund, 1.75% for the Value Equity Fund, and 1.75% for the Growth Equity Fund. The Adviser and Administrator each reserves the right to terminate its waiver or reimbursement, respectively, at any time in its sole discretion. Absent such waivers, advisory fees would be as follows: Government Securities Fund--.55%; Louisiana Tax-Free Income Fund--.35%; Strategic Income Bond Fund--.74%; Balanced Fund--.74%, Value Equity Fund--.74% and Growth Equity Fund--.74%.
(2) Other Expenses for the Growth Equity Fund and Strategic Income Bond Fund are based on estimated amounts for the current fiscal year.
(3) Absent the Adviser's voluntary fee waiver and the Administrator's voluntary fee reimbursement, Total Operating Expenses for Class B shares would be as follows: Government Securities Fund--1.55%; Louisiana Tax-Free Income Fund--1.50%; Strategic Income Bond Fund--1.84%; Balanced Fund-- 1.76%; Value Equity Fund--1.77%; and Growth Equity Fund--1.87%. Total Operating Expenses for the Government Securities Fund, Louisiana Tax-Free Fund, Balanced Fund and Value Equity Fund have been restated to reflect current fees.

                                                      SMALL CAP  INTERNATIONAL
                                                     EQUITY FUND  EQUITY FUND
------------------------------------------------------------------------------
Management Fees (after fee waivers)(1)                  1.19%        1.15%
12b-1 Fees                                               .75%         .75%
Other Expenses (after fee reimbursements)(1)(2)          .11%         .40%
------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (1)(3)     2.05%        2.30%
==============================================================================

(1) Management Fees include fees at the "master" level of 1.00% and .96% for the Small Cap Growth Portfolio and the International Equity Portfolio, respectively, and fees at the "feeder" level of .19% and .19% for the Small Cap Equity Fund and the International Equity Fund, respectively. The Adviser has voluntarily agreed to waive its fee, and the Administrator has voluntarily agreed to reimburse Other Expenses, to the extent necessary to keep the Total Operating Expenses at the feeder level from exceeding .20% for the Small Cap Equity Fund and .27% for the International Equity Fund. The Adviser and the Administrator each reserves the right to terminate its waiver or reimbursement, respectively, at any time in its sole discretion. Absent such waiver, Management Fees at the feeder level would be .40% for the Small Cap Equity Fund and .40% for the International Equity Fund. Absent such reimbursements, Other Expenses at the feeder level for the Small Cap Equity Fund and International Equity Fund are estimated to be .60% and .67%, respectively, for the current fiscal year.

7

(2) Other Expenses include expenses at the "master" level of .10% and .32% for the Small Cap Growth Portfolio and the International Equity Portfolio, respectively, and expenses at the "feeder" level of .01% and .08% for the Small Cap Equity Fund and the International Equity Fund, respectively. The Distributor has waived, on a voluntary basis, all or a portion of its shareholder servicing fee at the master level with respect to the Portfolios and the Other Expenses shown reflect this waiver. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waivers, Other Expenses of the Small Cap Growth Portfolio and International Equity Portfolio at the master level would be .32% and .44%, respectively.
(3) Absent the master fund adviser's voluntary fee waivers, the Adviser's voluntary fee waivers and the Administrator's voluntary reimbursements, Total Operating Expenses are estimated to be as follows: Small Cap Equity Fund--3.07%; and International Equity Fund--3.22%.

  The Trustees believe that, because of the resultant economies of scale and associated decreased expenses, the aggregate per share expenses of both of the Small Cap Equity Fund and International Equity Fund together with those of the corresponding Portfolio will be approximately equal to the expenses the respective Fund would incur if it invested directly in securities in which the corresponding Portfolio invests.
EXAMPLE

-------------------------------------------------------------------------------
                                               1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------------------------------------------------------------------------
You would pay the following expenses on a
 $1,000 investment in Class B shares assuming
 (1) deduction of the maximum contingent
 deferred sales charge applicable and (2) 5%
 annual return:
      Government Securities Fund
        Assuming a complete redemption at end
         of period                              $50     $66    $ 84    $125*
        Assuming no redemptions                 $15     $46    $ 79    $125*
      Louisiana Tax-Free Income Fund
        Assuming a complete redemption at end
         of period                              $49     $64    $ 82    $119*
        Assuming no redemptions                 $14     $44    $ 77    $119*
      Strategic Income Bond Fund
        Assuming a complete redemption at end
         of period                              $52     $72     N/A      N/A
        Assuming no redemptions                 $17     $52     N/A      N/A
      Balanced Fund
        Assuming a complete redemption at end
         of period                              $52     $72    $ 95    $147*
        Assuming no redemptions                 $17     $52    $ 90    $147*
      Value Equity Fund
        Assuming a complete redemption at end
         of period                              $53     $75    $100    $159*
        Assuming no redemptions                 $18     $55    $ 95    $159*
      Growth Equity Fund
        Assuming a complete redemption at end
         of period                              $53     $75     N/A      N/A
        Assuming no redemptions                 $18     $55     N/A      N/A
      Small Cap Equity Fund
        Assuming a complete redemption at end
         of period                              $56     $84     N/A      N/A
        Assuming no redemptions                 $21     $64     N/A      N/A
      International Equity Fund
        Assuming a complete redemption at end
         of period                              $58     $92     N/A      N/A
        Assuming no redemptions                 $23     $72     N/A      N/A
==============================================================================

THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. BECAUSE THE STRATEGIC INCOME BOND, GROWTH EQUITY, SMALL CAP EQUITY AND INTERNATIONAL EQUITY FUNDS WERE EITHER NOT OPERATIONAL OR HAD JUST RECENTLY BECOME OPERATIONAL AS OF THE DATE OF THIS PROSPECTUS, THE FUNDS HAVE NOT PROJECTED EXPENSES BEYOND THE THREE-YEAR PERIOD SHOWN.

* Class B shares automatically convert to Class A shares after 5 years.

The purpose of the foregoing table and example is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in Class B shares of the Funds. The information set forth in the foregoing table and example relates only to Class B shares.

Additional information may be found under "The Adviser," "The Administrator" and "The Distributor."

Long-term Class B shareholders may eventually pay more than the economic equivalent of the maximum front-end sales charges otherwise permitted by National Association of Securities Dealers, Inc.'s Conduct Rules.

8

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout each period ended September 30 have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-471-1144. The Strategic Income Bond, Small Cap Equity and International Equity Funds had not commenced operations as of September 30, 1996.

For a Class A Share Outstanding Throughout each Period ended September 30,

                                 REALIZED                                                       RATIO OF  RATIO OF   RATIO OF
                                    AND                                  NET             NET    EXPENSES    NET      EXPENSES
           NET ASSET            UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS ASSET           ASSETS     TO    INVESTMENT TO AVERAGE
             VALUE      NET      GAINS OR     FROM NET        FROM      VALUE           END OF  AVERAGE  INCOME TO  NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT      CAPITAL    END OF  TOTAL   PERIOD    NET     AVERAGE   (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME         GAINS     PERIOD RETURN+  (000)    ASSETS  NET ASSETS  WAIVERS)
           --------- ---------- ----------- ------------- ------------- ------ ------- -------- -------- ---------- ----------
 GOVERNMENT SECURITIES FUND CLASS A
 1996       $ 9.87     $0.55      $(0.16)      $(0.55)       $   --     $ 9.71   4.10% $160,317   0.70%     5.53%      0.79%
 1995         9.41      0.54        0.46        (0.54)           --       9.87  10.84   124,404   0.70      5.63       0.84
 1994        10.00      0.43       (0.59)       (0.43)           --       9.41  (1.66)   97,562   0.70      4.43       0.90
 LOUISIANA TAX-FREE INCOME FUND CLASS A
 1996       $ 9.79     $0.42      $  --        $(0.42)       $   --     $ 9.79   4.48% $ 20,937   0.65%     4.38%      0.75%
 1995         9.38      0.42        0.41        (0.42)           --       9.79   9.01    11,705   0.65      4.51       0.95
 1994        10.00      0.36       (0.62)       (0.36)           --       9.38  (2.68)    6,971   0.65      4.10       1.72
 BALANCED FUND CLASS A
 1996       $10.87     $0.38      $ 0.59       $(0.38)       $(0.15)    $11.31   9.11% $114,384   0.89%     3.53%      1.01%
 1995         9.59      0.37        1.28        (0.37)           --      10.87  17.58    87,076   0.85      3.70       1.04
 1994        10.00      0.31       (0.41)       (0.31)           --       9.59  (1.02)   71,379   0.85      3.18       1.14
 VALUE EQUITY FUND CLASS A
 1996       $11.81     $0.25      $ 1.30       $(0.25)       $(0.18)    $12.93  13.38% $ 93,508   0.97%     2.12%      1.02%
 1995         9.65      0.24        2.16        (0.24)           --      11.81  25.13    58,854   0.90      2.40       1.07
 1994        10.00      0.18       (0.35)       (0.18)           --       9.65  (1.64)   41,922   0.90      1.95       1.17
 GROWTH EQUITY FUND CLASS A
 1996(1)    $11.00     $0.05      $ 1.10       $(0.05)       $   --     $12.10  10.46% $ 18,400   1.00%*    0.73%*     1.12%*
            RATIO OF
              NET
           INVESTMENT
           INCOME TO
            AVERAGE
           NET ASSETS PORTFOLIO   AVERAGE
           (EXCLUDING TURNOVER   COMMISSION
            WAIVERS)    RATE       RATE**
           ---------- ---------- ----------
 GOVERNMENT SECURITIES FUND CLASS A
 1996         5.44%     22.80%        n/a
 1995         5.49      18.33         n/a
 1994         4.23      37.80         n/a
 LOUISIANA TAX-FREE INCOME FUND CLASS A
 1996         4.28%      8.26%        n/a
 1995         4.21       2.31         n/a
 1994         3.03      30.31         n/a
 BALANCED FUND CLASS A
 1996         3.41%     57.22%     $.0794
 1995         3.51      55.06         n/a
 1994         2.89      64.09         n/a
 VALUE EQUITY FUND CLASS A
 1996         2.07%     95.93%     $.0795
 1995         2.23      97.88         n/a
 1994         1.68     161.42         n/a
 GROWTH EQUITY FUND CLASS A
 1996(1)      0.61%*    91.09%*    $.0797

--------
+   Total Return does not reflect sales load on Class A shares.
*   Annualized.
** Average commission rate paid for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1) Commenced operations on March 1, 1996.

9

FINANCIAL HIGHLIGHTS

The following financial highlights for a share outstanding throughout each period ended September 30 have been audited by Arthur Andersen LLP, independent public accountants, whose report thereon was unqualified. This information should be read in conjunction with the Trust's financial statements and notes thereto which are included in the Statement of Additional Information under the heading "Financial Information." Additional performance information is set forth in the Trust's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-471-1144. The Strategic Income Bond, Small Cap Equity and International Equity Funds had not commenced operations as of September 30, 1996.

For a Class B Share Outstanding Throughout each Period ended September 30,

                                                                                                         RATIO OF
                                 REALIZED                                                      RATIO OF    NET      RATIO OF
                                    AND                                  NET             NET   EXPENSES INVESTMENT  EXPENSES
           NET ASSET            UNREALIZED  DISTRIBUTIONS DISTRIBUTIONS ASSET           ASSETS    TO    INCOME TO  TO AVERAGE
             VALUE      NET      GAINS OR     FROM NET        FROM      VALUE           END OF AVERAGE   AVERAGE   NET ASSETS
           BEGINNING INVESTMENT (LOSSES) ON  INVESTMENT      CAPITAL    END OF  TOTAL   PERIOD   NET       NET     (EXCLUDING
           OF PERIOD   INCOME   INVESTMENTS    INCOME         GAINS     PERIOD RETURN+  (000)   ASSETS    ASSETS    WAIVERS)
           --------- ---------- ----------- ------------- ------------- ------ -------  ------ -------- ---------- ----------
 GOVERNMENT SECURITIES FUND CLASS B
 1996       $ 9.92     $0.46      $(0.15)      $(0.47)       $   --     $ 9.76   3.23%  $  523   1.45%     4.81%      1.54%
 1995         9.46      0.46        0.47        (0.47)           --       9.92  10.10      244   1.45      4.86       1.59
 1994        10.04      0.31       (0.58)       (0.31)           --       9.46  (2.84)*    147   1.45*     3.88*      1.69*
 LOUISIANA TAX-FREE INCOME FUND CLASS B
 1996       $ 9.79     $0.35      $   --       $(0.35)       $   --     $ 9.79   3.60%  $  727   1.40%     3.62%      1.50%
 1995         9.39      0.35        0.40        (0.35)           --       9.79   8.21      567   1.40      3.77       1.70
 1994         9.87      0.27       (0.48)       (0.27)           --       9.39  (2.58)*    601   1.40*     3.35*      2.47*
 BALANCED FUND CLASS B
 1996       $10.93     $0.30      $ 0.59       $(0.30)       $(0.15)    $11.37   8.30%  $1,996   1.64%     2.80%      1.76%
 1995         9.64      0.30        1.29        (0.30)           --      10.93  16.75    1,137   1.60      2.95       1.79
 1994        10.03      0.18       (0.39)       (0.18)           --       9.64  (2.24)*    868   1.60*     2.55*      1.94*
 VALUE EQUITY FUND CLASS B
 1996       $11.86     $0.17      $ 1.29       $(0.17)       $(0.18)    $12.97  12.49%  $3,990   1.73%     1.37%      1.77%
 1995         9.70      0.15        2.17        (0.16)           --      11.86  24.17    1,288   1.65      1.62       1.82
 1994         9.95      0.08       (0.25)       (0.08)           --       9.70  (1.82)*    389   1.65*     1.30*      1.93*
 GROWTH EQUITY FUND CLASS B
 1996(1)    $11.14     $0.01      $ 0.93       $(0.01)       $   --     $12.07   8.48%  $  152   1.75%*   (0.02)*     1.87%*


            RATIO OF
              NET
           INVESTMENT
           INCOME TO
            AVERAGE
           NET ASSETS PORTFOLIO  AVERAGE
           (EXCLUDING TURNOVER  COMMISSION
            WAIVERS)    RATE      RATE**
           ---------- --------- ----------
 GOVERNMENT SECURITIES FUND CLASS B
 1996         4.72%     22.80%       n/a
 1995         4.72      18.33        n/a
 1994         3.64*     37.80        n/a
 LOUISIANA TAX-FREE INCOME FUND CLASS B
 1996         3.52%      8.26%       n/a
 1995         3.47       2.31        n/a
 1994         2.28*     30.31        n/a
 BALANCED FUND CLASS B
 1996         2.68%     57.22%    $.0794
 1995         2.76      55.06        n/a
 1994         2.21*     64.09        n/a
 VALUE EQUITY FUND CLASS B
 1996         1.33%     95.93%    $0.795
 1995         1.45      97.88        n/a
 1994         1.02*    161.42        n/a
 GROWTH EQUITY FUND CLASS B
 1996(1)     (0.14)*    91.09%    $.0797

--------
+ Total return does not reflect contingent deferred sales charge on Class B shares.
*   Annualized.
** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1) Commenced operations on April 19, 1996.

10

FINANCIAL HIGHLIGHTS

The following are financial highlights of the Small Cap Growth Portfolio of SIMT for a share outstanding throughout the periods indicated. This information should be read in conjunction with SIMT's financial statements as of, and for the fiscal year ended, September 30, 1996 and notes thereto which have been audited by Price Waterhouse LLP, independent accountants, which are incorporated by reference into this Statement of Additional Information. Additional performance information is set forth in SIMT's 1996 Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734.

For a Class A Share Outstanding Throughout the Period ended September 30,

                                                                                                                      RATIO OF
                                  NET                                                          RATIO     RATIO OF     EXPENSES
                               REALIZED                                NET                       OF         NET          TO
                                  AND     DISTRIBUTIONS DISTRIBUTIONS ASSET            NET    EXPENSES  INVESTMENT    AVERAGE
         NET ASSET    NET     UNREALIZED      FROM          FROM      VALUE           ASSETS     TO    INCOME (LOSS)    NET
           VALUE   INVESTMENT    GAINS         NET        REALIZED     END            END OF  AVERAGE   TO AVERAGE     ASSETS
         BEGINNING   INCOME   (LOSSES ON   INVESTMENT      CAPITAL      OF   TOTAL    PERIOD    NET         NET      (EXCLUDING
         OF PERIOD   (LOSS)   SECURITIES)    INCOME         GAINS     PERIOD RETURN*  (000)    ASSETS     ASSETS      WAIVERS)
         --------- ---------- ----------- ------------- ------------- ------ ------  -------- -------- ------------- ----------
SMALL CAP GROWTH PORTFOLIO CLASS A
1996      $19.88     $(0.08)     $4.37       $   --        $ 3.66     $20.51 26.56%  $380,525  1.10%       (0.63)%     1.11%
1995       14.04      (0.14)      5.98           --            --      19.88 41.65%   310,238  1.10%       (0.60)%     1.13%
1994       14.67      (0.05)      0.07           --         (0.65)     14.04  0.23%   300,296  1.01%       (0.51)%     1.11%
1993       10.65      (0.02)      4.05        (0.01)           --      14.67 37.81%   193,816  0.97%       (0.25)%     1.14%
1992(1)    10.00       0.02       0.65        (0.02)           --      10.65 15.07%    36,191  0.97%        0.49%      1.29%


          RATIO OF
            NET
         INVESTMENT
           INCOME
           (LOSS)
         TO AVERAGE
            NET               AVERAGE
           ASSETS   PORTFOLIO  COMM-
         (EXCLUDING TURNOVER  ISSION
          WAIVERS)    RATE    RATE**
         ---------- --------- -------
SMALL CAP GROWTH PORTFOLIO CLASS A
1996       (0.64)%    167%    $0.0529
1995       (0.63)%    113%        N/A
1994       (0.61)%     97%        N/A
1993       (0.42)%     85%        N/A
1992(1)     0.17%      33%        N/A

--------
 *  Sales load is not reflected in total return.
** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1) Small Cap Growth Class A shares were offered beginning April 20, 1992. All ratios including total return for that period have been annualized.

The following financial highlights of the International Equity Portfolio of SIT for a share outstanding throughout the periods indicated. This information should be read in conjunction with SIT's 1)unaudited financial statements as of, and for the period ended, August 31, 1996 and notes thereto which are incorporated by reference into the Statement of Additional Information and 2) financial statements as of, and for the fiscal year ended, February 29, 1996 and notes thereto which have been audited by Price Waterhouse LLP, independent accountants, which are incorporated by reference into this Statement of Additional Information. Additional performance information is set forth in SIT's 1996 Semi-Annual Report to Shareholders and is available upon request and without charge by calling 1-800-342-5734.

For a Class A Share Outstanding Throughout each Period ended February 28 or
29,

                                                                                                          RATIO     RATIO OF
                                   NET                                            NET                       OF         NET
                                 REALIZED  DISTRIBUTIONS DISTRIBUTIONS           ASSET            NET    EXPENSES  INVESTMENT
           NET ASSET    NET        AND         FROM          FROM                VALUE           ASSETS     TO    INCOME (LOSS)
             VALUE   INVESTMENT UNREALIZED      NET        REALIZED    RETURN     END            END OF  AVERAGE   TO AVERAGE
           BEGINNING   INCOME     GAINS     INVESTMENT      CAPITAL      OF        OF   TOTAL    PERIOD    NET         NET
           OF PERIOD   (LOSS)    (LOSSES)    INCOME(A)       GAINS     CAPITAL   PERIOD RETURN   (000)    ASSETS     ASSETS
           --------- ---------- ---------- ------------- ------------- -------   ------ ------  -------- -------- -------------
 INTERNATIONAL EQUITY PORTFOLIO CLASS A
 1996*      $10.00     $0.09      $ 0.12       $  --         $  --     $  --     $10.21  2.10%  $449,655   1.27%      1.78%
 1996         9.59      0.14        1.45       (0.19)        (0.99)       --      10.00 17.30    347,646   1.25       1.29
 1995        11.00      0.15       (0.97)         --         (0.59)       --       9.59 (7.67)   328,503   1.19       1.30
 1994         8.93      0.13        2.05       (0.11)           --        --      11.00 24.44    503,498   1.10       1.46
 1993         9.09      0.16        0.04       (0.36)           --        --       8.93  2.17    178,287   1.10       1.80
 1992         9.56      0.19       (0.36)      (0.30)           --        --       9.09 (1.63)    92,456   1.10       2.07
 1991         9.62      0.18       (0.14)         --         (0.01)     (0.09)     9.65  0.36     35,829   1.10       3.52
 1990(1)     10.00      0.04       (0.42)         --            --        --       9.62 (3.70)     8,661   1.10       3.13

                       RATIO OF
                         NET
            RATIO OF  INVESTMENT
            EXPENSES    INCOME
               TO       (LOSS)
            AVERAGE   TO AVERAGE
              NET        NET               AVERAGE
             ASSETS     ASSETS   PORTFOLIO  COMM-
           (EXCLUDING (EXCLUDING TURNOVER  ISSION
            WAIVERS)   WAIVERS)    RATE    RATE**
           ---------- ---------- --------- -------
 INTERNATIONAL EQUITY PORTFOLIO CLASS A
 1996*        1.31%      1.74%       54%     N/A
 1996         1.29       1.25       102      N/A
 1995         1.21       1.28        64      N/A
 1994         1.24       1.32        19      N/A
 1993         1.53       1.37        23      N/A
 1992         1.52       1.63        79      N/A
 1991         1.64       2.98        14      N/A
 1990(1)      5.67      (1.44)       --      N/A

--------
* For the six month period ended August 31, 1996 (unaudited). All ratios, excluding total return, for that period have been annualized. Amounts designated as "----" are either $0 or have been rounded to $0.
** Average commission rate paid per share for security purchases and sales during the period. Presentation of the rate is only required for fiscal years beginning after September 1, 1995.
(1) International Equity (formerly the Core International Equity Portfolio) Class A shares were offered beginning December 20, 1989. All ratios for that period have been annualized.
(A) Distributions from net investment income include distributions of certain foreign currency gains and losses.

11

THE TRUST

MARQUIS FUNDS(R) (the "Trust") is an open-end management investment company that offers units of beneficial interest ("shares") in the Funds through two separate classes, Class A and Class B, which provide for variations in sales charges, distribution costs, voting rights and dividends. Except for these differences between classes, each share of each Fund represents an undivided, proportionate interest in that Fund. Each Fund and each Portfolio is a diversified mutual fund, except for the Louisiana Tax-Free Income Fund, which is non-diversified. Information regarding shares of the Trust's Treasury Securities Money Market Fund, Institutional Money Market Fund and Tax Exempt Money Market Fund (the "Money Market Funds") is contained in separate prospectuses that may be obtained by calling 1-800-471-1144.

INVESTMENT OBJECTIVES AND POLICIES

THE GOVERNMENT SECURITIES FUND seeks to provide current income consistent with relative stability of capital.

Under normal conditions, the Fund will invest at least 65% of its total assets in obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies and instrumentalities ("U.S. Government securities"). The Fund may also invest in the following securities if, at the time of purchase, the security either has the requisite rating from a nationally recognized statistical rating organization (an "NRSRO") or is of comparable quality as determined by First National Bank of Commerce in New Orleans (the "Adviser"): (i) corporate bonds and debentures rated in one of the four highest rating categories by an NRSRO; (ii) privately issued mortgage-backed securities rated in the highest rating category by an NRSRO; (iii) asset-backed securities rated in the highest rating category by an NRSRO; (iv) repurchase agreements involving any of the foregoing securities (including U.S. Government securities); and (v) money market securities (as defined in the "Description of Permitted Investments and Risk Factors"). For a description of ratings, see "Appendix."
Normally, the Fund will maintain a dollar-weighted average portfolio maturity of three to ten years; however, under certain circumstances this average weighted maturity may fall below three years. In determining the maturity of mortgage-backed securities, the Adviser will use the estimated average life of such securities. There are no restrictions on the maturity of any single instrument.

THE LOUISIANA TAX-FREE INCOME FUND (the "Louisiana Fund") seeks to provide a level of current income consistent with relative stability of capital.

The Fund will invest at least 80% of its net assets in fixed income securities the interest on which, in the opinion of bond counsel for the issuer, is exempt from federal income tax ("Municipal Securities") and is not a preference item for purposes of the alternative minimum tax. Under normal conditions, at least 65% of the Louisiana's Fund's total assets will be invested in Municipal Securities the interest on which is exempt from personal income taxes imposed by the State of Louisiana ("Louisiana Municipal Securities"). The Fund may invest up to 20% of its net assets in (i) Municipal Securities the interest on which is a preference item for purposes of the alternative minimum tax and (ii) taxable investments, including money market securities.

The Louisiana Fund may purchase the following types of Municipal Securities (including Louisiana Municipal Securities) only if such securities, at the time of purchase, either have the requisite rating from an NRSRO or are of comparable quality as determined by the Adviser: (i) bonds and debentures rated in one of the four highest rating categories by an NRSRO; (ii) notes and certificates of participation rated in one of the three highest rating categories; and (iii) commercial paper rated in one of the two highest rating categories.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of seven to fifteen years; however, under certain circumstances this average weighted maturity may fall below seven years. There are no restrictions on the maturity of any single instrument.

12

LOUISIANA RISK FACTORS--The Louisiana Fund is more susceptible to factors adversely affecting issuers of Louisiana Municipal Securities than is a comparable municipal bond fund that does not focus its investments in Louisiana Municipal Securities. Although its economy has improved somewhat in recent years, Louisiana experienced severe financial difficulties in the late 1980s and continues to face the risks associated with a non-diversified economy. In particular, the significance of the oil and gas industry in Louisiana's economy has resulted in financial difficulties during unfavorable markets for oil and gas products and in financial benefits during favorable markets. Further difficulties may result from the uncertain state of the land-based casino industry in New Orleans.

Louisiana is working to expand economic development activities that will take advantage of its replenishable natural resources such as timber, water for aquaculture, fish and seafood related products and related industrial uses of such resources. Louisiana's economy in 1995, compared to 1994, was in a period of economic expansion. The state is also pursuing further development of its transportation capabilities by expanding port-related activities and improving its highways and airports.

General obligations of Louisiana are currently rated A- and Baa1, by Standard & Poor's Corporation ("S&P") and Moody's Investor Services, Inc. ("Moody's"), respectively. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues may not be adversely affected by changes in economic, political or other conditions. If either Louisiana or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund, the Fund's net asset value, the ability to preserve or realize appreciation of the Fund's capital or the Fund's liquidity could be adversely affected.

NON-DIVERSIFICATION--Investment in the Louisiana Fund, a non-diversified mutual fund, may entail greater risk than would investment in a diversified mutual fund. The Fund's ability to focus its investments on a fewer number of issuers means that any economic, political or regulatory developments affecting the value of the securities in the Fund's portfolio could have a greater impact on the total value of the portfolio than would be the case if the portfolio were diversified among more issuers.

The Fund intends to comply with the diversification requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

THE STRATEGIC INCOME BOND FUND seeks to provide current income.

Under normal conditions, the Fund will invest at least 65% of its net assets in fixed income securities that are rated investment grade or higher, i.e., rated in one of the four highest rating categories by an NRSRO, at the time of purchase, or, if not rated, determined to be of comparable quality by the Adviser. Emphasis in the Fund will generally be in U.S. Government securities and investment grade corporate obligations of U.S. issuers. Additional fixed income securities in which the Fund may invest consist of: (i) mortgage-backed securities, (ii) obligations issued by the Canadian government, (iii) asset-backed securities, (iv) guaranteed investment contracts ("GICs"), (v) bank investment contracts ("BICs"), (vi) zero coupon obligations, (vii) floating or variable rate instruments, (viii) money market securities; (ix) convertible securities, (x) restricted securities, and (xi) other investment companies. The Fund may enter into repurchase agreements with respect to any of the foregoing and purchase securities subject to swaps, caps, floors and collars.

Normally, the Fund will maintain a dollar-weighted average portfolio maturity of greater than 10 years; however, under certain circumstances, this average weighted maturity may fall below 10 years. There are no restrictions on the maturity of any single instrument.

THE BALANCED FUND seeks to provide capital appreciation and current income through regular payments of dividends and interest.

Under normal conditions, the Fund will invest between 30% and 75% of its total assets in

13

common stocks, warrants, rights to purchase common stocks, debt securities convertible into common stocks and preferred stocks of established companies with equity market capitalizations in excess of $500 million (together, "equity securities"). The Fund may also invest in equity securities of foreign issuers traded in the United States, including American Depositary Receipts ("ADRs"). The Fund will purchase only those common stocks that are traded on registered exchanges or actively traded in the over-the-counter market.

Under normal conditions, the Fund will invest between 25% and 70% of its total assets in fixed income securities (other than money market securities) consisting of the following, but only if, at the time of purchase, such securities either have the requisite rating from an NRSRO or are of comparable quality as determined by the Adviser: (i) U.S. Government securities; (ii) privately issued mortgage-backed securities rated in the highest rating category; (iii) asset-backed securities rated in the highest rating category; or (iv) corporate bonds and notes and bank obligations rated in one of the four highest rating categories. The Fund will maintain at least 25% of its assets in fixed income senior securities. The Fund is not subject to any maturity restrictions on its investments in non-money market securities.

The Fund may also invest in money market securities.

In making allocation decisions, the Adviser will evaluate projections of risk, market and economic conditions, volatility, yields and expected return. Because the Fund in part seeks capital appreciation, the Adviser does not intend to make frequent changes in asset allocation.

THE VALUE EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in equity securities which have a low current valuation relative to various measures of intrinsic value.

The Fund will be as fully invested as practicable (at least 65% of its total assets under normal conditions) in common stocks, warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Fund will invest primarily in equity securities of established companies with equity market capitalizations in excess of $500 million that the Adviser believes to have potential for capital appreciation based on the soundness of the issuer and the company's relative value based on an analysis of various fundamental financial characteristics, including earnings yield, book value, cash flow, anticipated future growth of dividends and earnings estimates. Although capital appreciation is the primary purpose for investing in a security, the Fund will focus on companies that pay current dividends. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in money market securities for liquidity purposes.

THE GROWTH EQUITY FUND seeks to provide long-term capital appreciation by investing primarily in companies whose sales and earnings are expected to grow at an above average rate.

The Fund will be as fully invested as practicable (at least 65% of its total assets under normal conditions) in common stocks, warrants, rights to purchase common stocks, debt securities convertible to common stocks and preferred stocks (together, "equity securities"). The Fund will primarily invest in equity securities of established companies with equity market capitalizations in excess of $300 million that the Adviser believes to have potential for long-term capital appreciation and growth. The Adviser initiates purchase and sale decisions based on such growth and profitability measures as return on equity, earnings growth, sales growth and expected return. Capital appreciation is the primary purpose of the Fund. Current dividend income is a secondary consideration. The Fund may invest in equity securities of foreign issuers traded in the United States, including ADRs. The Fund may also invest in money market securities for liquidity purposes.

THE SMALL CAP EQUITY FUND seeks to provide long-term capital appreciation. It currently pursues this objective by investing up to 100% of its assets in the Small Cap Growth Portfolio of SIMT, which has an identical objective.

14

Under normal market conditions, the Small Cap Growth Portfolio will invest at least 65% of its total assets in the equity securities of smaller growth companies (i.e., companies with equity market capitalizations less than $1 billion) which, in the opinion of the Portfolio's sub-advisors (the "Money Managers"), are in an early stage or transitional point in their development and have demonstrated or have the potential for above average capital growth. The Money Managers will select companies that have the potential to gain market share in their industry, achieve and maintain high and consistent profitability or produce increases in earnings. The Money Managers also seek companies with strong company management and superior fundamental strength. Small capitalization companies have the potential to show earnings growth over time that is well above the growth rate of the overall economy. Any remaining assets may be invested in the equity securities of more established companies that the Money Managers believe may offer strong capital appreciation potential due to their relative market position, anticipated earnings growth, changes in management or other similar opportunities. Equity securities include common stock, preferred stock, warrants and rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. The Portfolio may also invest in equity securities of foreign issuers traded in the United States, including ADRs.

In order to meet liquidity needs, or for temporary defensive purposes, the Portfolio may invest all or a portion of its assets in common stocks of larger, more established companies, fixed income securities, cash or money market securities. Fixed income securities will only be purchased if they are rated investment grade or better.

The Small Cap Growth Portfolio's annual turnover rate may exceed 100%. Such a turnover rate may result in higher transaction costs and may result in additional taxes for shareholders. See "Taxes."

THE INTERNATIONAL EQUITY FUND seeks to provide long-term capital appreciation. It currently pursues this objective by investing up to 100% of its assets in the International Equity Portfolio of SIT, which has an identical objective.

Securities of non-U.S. issuers purchased by the International Equity Portfolio will typically be listed on recognized foreign exchanges but also may be purchased in foreign markets, on U.S. registered exchanges, in the over-the-counter market or in the form of sponsored or unsponsored ADRs traded on registered exchanges or NASDAQ, or sponsored or unsponsored European Depositary Receipts ("EDRs"), Continental Depositary Receipts ("CDRs") or Global Depositary Receipts ("GDRs"). The Portfolio expects its investments to emphasize both large and intermediate capitalization companies.

The International Equity Portfolio may enter into forward foreign currency contracts as a hedge against possible variations in foreign exchange rates. A forward foreign currency contract is a commitment to purchase or sell a specified currency, at a specified future date, at a specified price. The Portfolio may enter into forward foreign currency contracts to hedge a specific security transaction or to hedge a portfolio position. These contracts may be bought or sold to protect the Portfolio, to some degree, against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar. The Portfolio also may invest in options on currencies.

The International Equity Portfolio expects to be fully invested in its primary investments, described above, but may invest up to 35% of its total assets in U.S. or non-U.S. cash reserves: money market instruments; swaps; options on securities, non-U.S. Indices and currencies; futures contracts, including stock index futures contracts; and options on futures contracts.

The International Equity Portfolio may invest in money market securities. The Portfolio is also permitted to acquire floating and variable rate securities, purchase securities on a when-issued or delayed delivery basis, and invest up to 10% of its total assets in illiquid securities. The Portfolio may sell securities short "against the box." Although permitted to do so, the Portfolio does not currently intend to invest in securities issued by passive foreign investment companies or to engage in securities lending. For a more detailed description

15

of the International Equity Portfolio's investment objective and policies, see the Portfolio's prospectus.

GENERAL INVESTMENT POLICIES

For temporary defensive purposes when the Adviser or, with respect to the Small Cap Growth Portfolio, SFM or the Money Managers determines that market conditions warrant, each Fund and the Small Cap Growth Portfolio may invest up to 100% of its assets in money market securities and cash. For temporary defensive purposes, when SFM and the Money Managers determine that market conditions warrant, the International Equity Portfolio may invest up to 50% of its assets in money market securites and in other U.S. and non-U.S. long- and short-term debt instruments which are rated BBB or higher by S&P or Baa or higher by Moody's at the time of purchase, or which are determined by the Money Managers to be of comparable quality; invest a portion of such assets in cash; and invest such assets in securities of supranational entities which are rated A or higher by S&P or Moody's at the time of purchase or which are determined by the Money Managers to be of comparable quality. Additionally, with respect to the Small Cap Equity Fund or International Equity Fund, for temporary defensive purposes or to maintain the respective Fund's status as a regulated investment company under the Internal Revenue Code, the Adviser may invest up to 100% of such Fund's assets in cash and other non-investment securities.To the extent a Fund or Portfolio is investing for temporary defensive purposes, the Fund or Portfolio will not be pursuing its investment objective. Each Fund except the Value Equity Fund and Growth Equity Fund, and the International Equity Portfolio, may purchase securities on a when-issued or delayed delivery basis.

In order to generate additional income, each Fund or Portfolio may lend the securities which it owns. The International Equity Portfolio does not currently intend to engage in securities lending. All Funds and Portfolios may invest in repurchase agreements.

Debt rated in the fourth highest ratings category such as BBB by S&P or Baa by Moody's is regarded as having an adequate capacity to pay interest and repay principal. Such securities are considered to have speculative characteristics.

For additional information regarding risks and permitted investments, investment practices and risks, see "Description of Permitted Investments and Risk Factors."

INVESTMENT LIMITATIONS

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed with respect to the Funds without the consent of the holders of a majority of the Fund's outstanding shares. The Portfolios have adopted fundamental policies that are similar to these policies.

A Fund may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if, as a result, more than 5% of the total assets of the Fund would be invested in the securities of such issuer or more than 10% of the outstanding voting securities of such issuer would be owned by the Fund. This restriction applies to 75% of the Fund's assets. This restriction does not apply to the Louisiana Fund.

2. Purchase any securities which would cause more than 25% of the total assets of the Fund to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to (i) investments in the obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities, and repurchase agreements involving such securities; and (ii) tax-exempt securities issued by governments or political subdivisions of governments. For purposes of this limitation (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified

16

finance will each be considered a separate industry; (iii) supranational entities will be considered to be a separate industry; and (iv) asset-backed securities secured by distinct types of assets, such as truck and auto loan leases, credit card receivables and home equity loans, will each be considered a separate industry.

3. Make loans except that the Fund may (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in this Prospectus and in the Statement of Additional Information.

For purposes of the industry concentration limitations discussed above, the following definitions apply to the International Equity Portfolio; these definitions form part of the fundamental limitation: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry;
(ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business in the same industry.

The foregoing percentages will apply at the time of the purchase of a security. Additional investment limitations are set forth in the Statement of Additional Information.

HOW TO PURCHASE SHARES

Class A shares and Class B shares of the Funds may be purchased directly from the shareholder servicing and transfer agent, DST Systems, Inc., or an authorized sub-transfer agent (collectively, the "Transfer Agent") by mail, by wire or through an automatic investment plan ("AIP"). Shares may also be purchased through broker-dealers, including Marquis Investments, LLC, that have established a dealer agreement with SEI Financial Services Company, the Trust's distributor ("SFS" or the "Distributor"). Shares of the Fund are sold on a continuous basis.

HOW TO PURCHASE BY MAIL

You may purchase Class A or Class B shares of a Fund by completing and signing an Account Application form and mailing it, along with a check (or other negotiable bank instrument or money order) payable to "Marquis Funds (Fund
Name)", to Marquis Funds at PO Box 419316, Kansas City, MO 64141-6316. Third party checks, credit cards, credit card checks and cash will not be accepted. When purchases are made by check, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for 15 days. You may purchase additional shares at any time by mailing payment to the Transfer Agent. Orders placed by mail will be executed on receipt of your payment. If your check does not clear, your purchase will be cancelled and you could be liable for any losses or fees incurred.

You may obtain Account Application forms by calling 1-800-471-1144.

HOW TO PURCHASE BY WIRE

You may purchase shares by wiring Federal funds, provided that your Account Application has been previously received. You must wire funds to the Transfer Agent and the wire instructions must include your account number. You must call 1-800-471-1144 before wiring any funds. An order to purchase shares by Federal funds wire will be deemed to have been received by the Fund on the Business Day (defined below) of the wire; provided that the shareholder notifies the Transfer Agent prior to 3:00 p.m., Central time. If the Transfer Agent does not receive notice by 3:00 p.m., Central time, on the Business Day of the wire, the order will be executed on the next Business Day.

HOW TO PURCHASE THROUGH AN AUTOMATIC INVESTMENT PLAN ("AIP")

You may arrange for periodic additional investments in the Funds through automatic

17

deductions by Automated Clearing House ("ACH") from a checking account by completing an AIP Application Form. The minimum pre-authorized investment amount is $50 per month. An AIP Application Form may be obtained by calling 1-800-471-1144. The AIP is available only for additional investments for an existing account.

GENERAL INFORMATION

You may purchase Class A shares and Class B shares of the Funds on any day the New York Stock Exchange is open for business ("Business Days"). However, shares of the Funds cannot be purchased by Federal Reserve wire on Federal holidays restricting wire transfers. The minimum initial investment in either class of any Fund is $2,500 ($500 minimum for individual retirement accounts and employees of First National Bank of Commerce in New Orleans, the Funds' investment adviser (the "Adviser") or its affiliates); however, the Distributor may waive the minimum investment at its discretion. Subsequent purchases of shares must be at least $100 except for purchases through the AIP and payroll deductions, which must be at least $50.

A purchase order for shares will be effective as of the Business Day received by the Distributor if the Distributor receives the order and payment before 3:00 p.m., Central time. The purchase price of Class A shares of a Fund is the net asset value next determined after the purchase order is effective plus the applicable sales load, if any. The purchase price of Class B shares is the net asset value next determined after the purchase order is effective.

The net asset value per share of any Fund is determined as of the close of trading on the New York Stock Exchange (currently, 3:00 p.m., Central time) on each Business Day by dividing the total market value of that Fund's investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Purchases will be made in full and fractional shares calculated to three decimal places. Pursuant to guidelines adopted and monitored by the Trustees of the Trust, each Fund may use a pricing service to provide market quotations or fair market valuations. A pricing service may derive such valuations through the use of a matrix system to value fixed income securities which considers factors such as securities prices, yield features, ratings, and developments related to a specific security. Although the methodology and procedures for determining net asset value are identical for both classes of a Fund, the net asset value per share of such classes may differ because of the distribution expenses charged to Class B shares.

The Trust reserves the right to reject a purchase order for shares when the Adviser determines that it is not in the best interest of the Trust and/or its shareholders to accept such order.

Shareholders who own their shares of record and who desire to transfer registration of their shares should call 1-800-471-1144.

HOW TO PURCHASE THROUGH FINANCIAL INSTITUTIONS

Shares may also be purchased through financial institutions, including the Adviser, that provide distribution assistance or shareholder services to the Trust. Shares purchased by persons ("Customers") through financial institutions may be held of record by the financial institution. Financial institutions may impose an earlier cut-off time for receipt of purchase orders directed through them to allow for processing and transmittal of these orders to the Transfer Agent for effectiveness the same day. Customers should contact their financial institution for information as to that institution's procedures for transmitting purchase, exchange or redemption orders to the Trust.

Customers who desire to transfer the registration of shares beneficially owned by them but held of record by a financial institution should contact the institution to accomplish the transfer.

Depending upon the terms of a particular Customer account, a financial institution may charge a Customer account fees. Information concerning these services and any charges will be provided to the Customer by the financial institution. Certain of these financial institutions may be required under state law to register as broker/dealers.

18

ALTERNATIVE SALES CHARGE OPTIONS

THE TWO ALTERNATIVES: OVERVIEW

You may purchase shares of the Funds at a price equal to their net asset value per share plus a sales charge which, at your election, may be imposed either
(i) at the time of the purchase (Class A "initial sales charge alternative"), or (ii) on a contingent deferred basis (the Class B "deferred sales charge alternative"). Each class represents a Fund's interest in the portfolio of investments. The classes have the same rights and are identical in all respects except that (i) Class B shares bear the expenses of the deferred sales arrangement and distribution and service fees resulting from such sales arrangement, (ii) each class has exclusive voting rights with respect to approvals of any Rule 12b-1 distribution plan related to that specific class (although Class B shareholders may vote on any distribution fees imposed on Class A shares so long as Class B shares convert into Class A shares), (iii) only Class B shares carry a conversion feature and (iv) each class has different exchange privileges. See "Exchanges." Sales personnel of broker-dealers distributing the Funds' shares, and other persons entitled to receive compensation for selling such shares, may receive differing compensation for selling Class A or Class B shares.

The alternative purchase arrangement permits you to choose the method of purchasing shares that is more beneficial to you. The amount of your purchase, the length of time you expect to hold the shares, and whether you wish to receive dividends in cash or in additional shares will all be factors in determining which sales charge option is best for you. You should consider whether, over the time you expect to maintain your investment, the accumulated distribution and service fees and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge on Class A shares, and to what extent such differential would be offset by the expected higher yield of Class A shares. Class A shares will normally be more beneficial to you if you qualify for reduced sales charges as described below.

The Trustees of the Trust have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of the Trust, pursuant to their fiduciary duties under the Investment Company Act of 1940, as amended (the "1940 Act") and state laws, will seek to ensure that no such conflict arises.

CLASS A SHARES

Sales Load The following table shows the regular sales charge on Class A shares to a "single purchaser" (defined below) together with the sales charge that is reallowed to certain financial intermediaries (the "reallowance").

                                      SALES      SALES    REALLOWANCE
                                    CHARGE AS  CHARGE AS      AS
                                   PERCENTAGE  PERCENTAGE PERCENTAGE
             AMOUNT                OF OFFERING   OF NET   OF OFFERING
               OF                   PRICE PER    AMOUNT    PRICE PER
            PURCHASE                  SHARE     INVESTED     SHARE
            --------               ----------- ---------- -----------
Less than $100,000                    3.50%      3.63%       3.50%
$100,000 but less than $250,000       2.50%      2.56%       2.50%
$250,000 but less than $500,000       2.00%      2.04%       2.00%
$500,000 but less than $1,000,000     1.50%      1.52%       1.50%
*$1,000,000 and above                 none        none       none

* A redemption charge of 1.00% will be assessed against the proceeds of any redemption request relating to Class A shares of the Funds that were purchased without a sales charge in reliance upon the waiver accorded to purchases in the amount of $1 million or more, but only where such redemption request is made within 1 year of the date the shares were purchased. The charge will be based on the lesser of: (i) the net asset value of your redeemed Class A shares at the time of redemption, or (ii) the net asset value of your redeemed shares at the time of purchase. The redemption charge does not apply to shares acquired through the reinvestment of dividends. This charge is payable to the Distributor.

The sales charge shown in the table is the maximum sales charge that applies to sales through financial intermediaries. With respect to purchases of Class A shares of $1,000,000 or more, payment equal to as much as 1.00% of the purchase price may be paid to financial intermediaries through which sales are made. The Distributor may, from time to time in its sole discretion, institute one or more promotional

19

incentive programs, which will be paid by the Distributor from the sales charge it receives or from any other source available to it. Under any such program, the Distributor may provide promotional incentives, in the form of cash or other compensation, including merchandise, airline vouchers, trips and vacation packages, to dealers selling shares of the Funds. Such promotional incentives will be predicated upon the amount of shares of the Funds sold by the dealer. The amount of the entire sales charge will be paid to financial institutions. Financial institutions that receive more than 90% of the sales charge may be considered "underwriters" under the Securities Act of 1933. Commission rates may vary among the Funds.

Reduced Sales Charge: Rights of Accumulation

In calculating the sales charge rates applicable to current purchases of Class A shares, a "single purchaser" is entitled to cumulate current purchases with the current market value of previously purchased Class A shares of the Funds sold subject to a comparable sales charge.

The term "single purchaser" refers to (i) an individual, (ii) an individual and spouse purchasing shares of the Funds for their own account or for trust or custodial accounts for their minor children, and (iii) a fiduciary purchasing for any one trust, estate or fiduciary account, including employee benefit plans created under Sections 401 or 457 of the Internal Revenue Code of 1986, as amended (the "Code") including related plans of the same employer.

To exercise your right of accumulation based upon shares you already own, you must ask the Distributor for this reduced sales charge at the time of your additional purchase and provide the account number(s) of the investor, as applicable, the investor and spouse, and their minor children. The Funds may amend or terminate this right of accumulation at any time as to subsequent purchases.

Reduced Sales Charge: Letter of Intent

By submitting a Letter of Intent (the "Letter") to the Distributor, a "single purchaser" may purchase shares of the Funds during a 13-month period at the reduced sales charge rates applying to the aggregate amount of the intended purchases stated in the Letter. The Letter may apply to purchases made up to 90 days before the date of the Letter. To receive credit for such prior purchases and later purchases benefitting from the Letter, you must notify the Transfer Agent at the time the Letter is submitted that there are prior purchases that may apply, and notify the Transfer Agent again at the time of later purchases that such purchases are applicable under the Letter.

If the intended investment is not completed, the purchaser will be asked to pay an amount equal to the difference between the sales charge on the shares purchased at the reduced rate and the sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Administrator will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter) of all their shares of the Fixed Income Funds and the Equity Funds previously purchased and still held as of the date of their Letter toward the completion of such Letter.

Waiver of Sales Load

No sales charge is imposed on shares of the Funds: (i) issued as dividends and capital gain distributions; (ii) acquired through the exercise of exchange privileges for Class A shares as described below or at the time of any exchanges of Class B shares; (iii) sold to officers, directors or trustees, employees and retirees (and their spouses and immediate family members) of the Trust, First Commerce Corporation and its subsidiaries, affiliates, and correspondents, and the Distributor and its subsidiaries and affiliates; (iv) sold to certain accounts for which the Adviser or subsidiaries, affiliates and correspondents of First Commerce Corporation serve in a fiduciary, agency or custodial capacity; (v) issued in plans of reorganization, such as mergers, asset acquisitions

20

and exchange offers, to which the Trust is a party; (vi) purchased with the proceeds of employee benefit plan distributions for which the Adviser and its affiliates act in a fiduciary capacity; (vii) purchased within thirty days of a redemption of Class A shares of such Funds (only to the amount of such redemption); (viii) sold to purchasers of Class A shares of the Value Equity Fund that are sponsors of other investment companies which are unit investment trusts for deposit by such sponsors into such unit investment trusts, and purchasers of Class A shares of the Value Equity Fund that are holders of such unit investment trusts that invest distributions from such unit investment trusts in Class A shares of the Value Equity Fund; (ix) purchased within thirty days of a redemption of Class B shares of such Funds for which the contingent deferred sales charge was paid (only to the amount of such redemption); or (x) sold to clients who have enrolled in asset allocation programs sponsored or operated by the Adviser or subsidiaries, affiliates and correspondents of First Commerce Corporation. In addition, if you acquire Class A shares of a Fund through an exchange of shares of a Money Market Fund, you will not be charged a sales load on any portion of your investment on which you were previously subject to the Funds' sales charges. You must notify the Distributor at the time of your purchase if you are eligible for a waiver of the sales load.

CLASS B SHARES

Contingent Deferred Sales Charge

If you redeem your Class B shares within five years of purchase, you will pay a contingent deferred sales charge at the rates set forth below. You will not be required to pay the contingent deferred sales charge on exchange of your Class B shares of any Fund for Class B shares of any other Fund. See "Exchanges." The charge is assessed on an amount equal to the lesser of the then-current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no charge is assessed on shares derived from reinvestment of dividends or capital gain distributions.

                                                     CONTINGENT DEFERRED SALES
                                                      CHARGE AS A PERCENTAGE
   YEAR SINCE                                            OF DOLLAR  AMOUNT
    PURCHASE                                             SUBJECT TO CHARGE
   ----------                                        -------------------------
   First                                                       3.50%
   Second                                                      2.75%
   Third                                                       2.00%
   Fourth                                                      1.25%
   Fifth                                                       0.50%
   Sixth                                                       None

In determining whether a particular redemption is subject to a contingent deferred sales charge, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of Class B shares held for over five years or Class B shares acquired pursuant to reinvestment of dividends or other distributions and third of Class B shares held longest during the five-year period. This method should result in the lowest possible sales charge.

The contingent deferred sales charge is waived on redemption of shares (i) following the death or disability (as defined in the Code) of a shareholder, or
(ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70 1/2. A shareholder, or his or her representative, must notify the Transfer Agent prior to the time of redemption if such circumstances exist and the shareholder is eligible for this waiver.

CONVERSION FEATURE. At the end of the period ending five years after the beginning of the month in which the shares were issued, Class B shares will automatically convert to Class A shares and will no longer be subject to the distribution and service fees. Such conversion will be on the basis of the relative net asset values of the two classes.

EXCHANGES

Exchanges are generally made at net asset value. You may exchange Class A or Class B shares of any Fund for Class A or Class B shares, respectively, of any other Fund without paying any additional sales charge. You may exchange an investment in Class A shares of any Fund for

21

shares of the Treasury Securities Money Market Fund and Tax Exempt Money Market Fund, and move your investment back into Class A shares of any Fund, without paying any additional sales charge.

For purposes of calculating the Class B shares' five year conversion period or contingent deferred sales charge payable upon redemption, the holding period of Class B shares of the "old" Fund and the holding period for Class B shares of the "new" Fund are aggregated.

You must have received a current prospectus of the Fund into which you wish to move your investment before the exchange will be effected. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received by the Transfer Agent. If an Exchange Request in good order is received by the Transfer Agent by 3:00 p.m. Central time, on any Business Day, the exchange will occur on that day. The exchange privilege may be exercised only in those states where the class or shares of the "new" fund may legally be sold.

Customers who beneficially own shares held of record by a financial institution should contact that institution if they wish to exchange shares. The institution will contact the Transfer Agent and effect the exchange on behalf of the Customer.

The Trust reserves the right to change the terms or conditions of the exchange privilege discussed herein upon 60 days' notice.

REDEMPTION OF SHARES

You may redeem your shares without charge on any Business Day. There is, however, a $25 charge for wiring redemption proceeds. Shares may be redeemed by mail, by telephone or through a systematic withdrawal plan. Investors who own shares held of record by a financial institution should contact that institution for information on how to redeem shares.

BY MAIL

A written request for redemption must be received by the Transfer Agent in order to constitute a valid redemption request.

If the redemption request exceeds $5,000, or if the request directs the proceeds to be sent or wired to a shareholder or an address different from that on record, the Transfer Agent may require that the signature on the written redemption request be guaranteed. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union, securities exchange or association, clearing agency or savings association. A notary public cannot guarantee signatures.

BY TELEPHONE

You may redeem your shares by telephone if you have elected that option on the Account Application. Under most circumstances, payments will be transmitted on the next Business Day following receipt of a valid request for redemption. You may have the proceeds mailed to your address or wired to a commercial bank account previously designated on your Account Application. There is no charge for having redemption proceeds mailed to you, but there is a $25 charge for wiring redemption proceeds.

You may request a wire redemption for redemptions in excess of $500 by calling 1-800-471-1144, however a wire charge of $25 will be deducted from the amount of the wire redemption. Shares cannot be redeemed by Federal Reserve wire on Federal holidays restricting wire transfers.

Neither the Transfer Agent nor the Trust will be responsible for any loss, liability, cost or expense for acting upon wire or telephone instructions that it reasonably believes to be genuine. The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions. When market conditions are extremely busy, it is possible that you may experience difficulties placing redemption orders by telephone, and may wish to place them by mail.

22

SYSTEMATIC WITHDRAWAL PLAN ("SWP")

The Funds offer a Systematic Withdrawal Plan ("SWP"), which you may use to receive regular distributions from your account. Upon commencement of the SWP, your account must have a current value of $5,000 or more. You may elect to receive automatic payments via check or ACH of $100 or more on a monthly, quarterly, semi-annual or annual basis. You may obtain an SWP Application Form by calling 1-800-471-1144.

To participate in the SWP, you must have your dividends automatically reinvested. You should realize that if your automatic withdrawals exceed income dividends, your invested principal in the account will be depleted. Thus, depending on the frequency and amounts of the withdrawal payments and/or any fluctuations in the net asset value per share, your original investment could be exhausted entirely. You may change or cancel the SWP at any time on written notice to the Transfer Agent.

It is generally not in your best interest to participate in the SWP if you purchase additional shares at the same time and you have to pay a sales load in connection with such purchases. Because automatic withdrawals of Class B shares will be subject to the contingent deferred sales charge, it may not be in the best interest of Class B shareholders to participate in the SWP.

OTHER INFORMATION REGARDING REDEMPTIONS

All redemption orders are effected at the net asset value per share next determined after receipt of a valid request for redemption, reduced by any applicable contingent deferred sales charge for Class B shares. Net asset value per share is determined as of 3:00 p.m., Central time, on each Business Day.

Payment to shareholders for shares redeemed will be made within 7 days after the Transfer Agent receives the valid redemption request. At various times, however, a Fund may be requested to redeem shares for which it has not yet received good payment. When purchases are made by check, redemption proceeds will not be forwarded until the investment being redeemed has been in the account for fifteen days.

Due to the relatively high costs of handling small investments, each Fund reserves the right to redeem your shares at net asset value, less any applicable contingent deferred sales charge, if, because of redemptions, your account in any Fund has a value of less than the minimum initial purchase amount (normally $2,500; $500 for individual retirement accounts and employees of the Adviser or its affiliates). Accordingly, if you purchase shares of any Fund in only the minimum investment amount, you may be subject to involuntary redemption if you redeem any shares. Before any Fund exercises its right to redeem such shares, you will be given notice that the value of the shares in your account is less than the minimum amount and will be allowed 60 days to make an additional investment in such Fund in an amount which will increase the value of the account to at least the minimum amount.

THE ADVISER

First National Bank of Commerce in New Orleans (the "Adviser"), 201 St. Charles Avenue, New Orleans, Louisiana 70170, serves as each Fund's investment adviser under an advisory agreement (the "Advisory Agreement") with the Trust. The Adviser, through its Trust Group, makes the investment decisions for the assets of the Funds and continuously reviews, supervises and administers the investment programs of the Funds, subject to the supervision of, and policies established by, the Trustees of the Trust. With respect to the Small Cap Equity Fund and International Equity Fund, the Adviser invests in a "master" fund, cash and other non-investment securities and monitors the performance of SFM, the manager of both the Small Cap Growth Portfolio and the International Equity Portfolio, and has authority to recommend to the Trustees changes in the underlying master fund. Should the Funds withdraw from the Corporate Master-Feeder(TM) structure, the Adviser may manage the assets of the Small Cap Equity Fund and International Equity Fund directly as it deems

23

appropriate after consultation with the Trustees of the Trust. See "Small Cap Growth and International Equity Portfolios" below.

As of September 30, 1996, the Adviser's Trust Group managed approximately $2.3 billion in discretionary investment management accounts for individuals, corporations and institutions with widely varying investment needs and objectives. The Adviser has provided investment management services since 1933. The Adviser is a wholly-owned subsidiary of First Commerce Corporation.

The Glass-Steagall Act restricts the securities activities of national banks such as First National Bank of Commerce in New Orleans but the Comptroller of the Currency permits national banks to provide investment advisory and other services to mutual funds. Should the Comptroller's position be challenged successfully in court or reversed by legislation, the Trust might have to make other investment advisory arrangements.

The Trust's shares are not sponsored, endorsed or guaranteed by, and do not constitute obligations or deposits of, the Adviser or First Commerce Corporation and are not insured by the FDIC or issued or guaranteed by the U.S. Government or any of its agencies.

The Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .55% of the average daily net assets of the Government Securities Fund, .74% of the average daily net assets of each of the Strategic Income Bond Fund, Balanced Fund, Value Equity Fund and Growth Equity Fund, .35% of the average daily net assets of the Louisiana Fund, .40% of the average daily net assets of each of the Small Cap Equity Fund and International Equity Fund. Each Feeder Fund's shareholders will bear their pro rata portion of the respective Portfolio's advisory fees. The Adviser may voluntarily waive a portion of its fees in order to limit the total operating expenses of the Funds. The Adviser reserves the right, in its sole discretion, to terminate these voluntary fee waivers at any time. Should the Adviser determine that the Small Cap Equity Fund and/or the International Equity Fund should no longer remain in a Corporate Master-Feeder(TM) structure, the Adviser will manage all of the investments for such Fund(s). At that time, the Adviser would be entitled to a fee, calculated daily and paid monthly, at an annual rate of .90% of the average daily net assets of the Small Cap Equity Fund and/or 1.10% of the average daily net assets of the International Equity Fund.

For the fiscal year ended September 30, 1996, the Adviser was paid an advisory fee of .47% of the Government Securities Fund, .27% of the Louisiana Tax-Free Income Fund, .64% of the Balanced Fund, .69% of the Value Equity Fund and .64% of the Growth Equity Fund, based on each Fund's average net assets. The Strategic Income Bond, Small Cap Equity and International Equity Funds had not commenced operations as of September 30, 1996.

John C. Portwood, CFA, Senior Vice President of the Adviser, shares oversight responsibility of the portfolio managers of all the Funds since the Funds' inception. He serves as portfolio manager of the Growth Equity Fund and as co-manager of the Value Equity Fund. Mr. Portwood is the Chief Investment Strategist of the Adviser's Trust Group, with over 28 years of investment management experience and the past eight with the Adviser.

Kevin P. Reed, Senior Vice President of the Adviser and Manager of the Trust Investment Division, shares oversight responsibility of the portfolio managers of all the Funds and has been the portfolio manager for the Government Securities Fund, the Louisiana Tax-Free Income Fund, and co-manager of the Balanced Fund since their inception. For the past twelve years, Mr. Reed has been a portfolio manager with the Adviser's Trust Investment Division.

Gerald S. Dugal, Vice President of the Adviser, is the portfolio manager of the Treasury Securities Money Market Fund, Institutional Money Market Fund, Strategic Income Bond Fund and Tax Exempt Money Market Fund. Mr. Dugal is currently a senior portfolio manager and Manager of Fixed Income and Trading. Mr. Dugal has over 11 years of experience in portfolio management, investment trading and research, the past six with the Adviser.

24

He is licensed as a general securities principal and a municipal securities principal.

Gregory W. Hodlewsky, Vice President of the Adviser, serves as co-manager of the Value Equity Fund and the Balanced Fund. Mr. Hodlewsky is a senior portfolio manager and Manager of Equities and Quantitative Research with the Adviser. Mr. Hodlewsky has 10 years of experience in portfolio management, investment trading and research. Mr. Hodlewsky joined the Adviser in 1994 and prior thereto was employed by NationsBank.

SMALL CAP GROWTH AND INTERNATIONAL EQUITY PORTFOLIOS

SFM serves as the Manager of the Small Cap Growth Portfolio and International Equity Portfolio. SFM is a wholly-owned subsidiary of SEI Investments Company ("SEI"), a financial services company located in Oaks, Pennsylvania. The principal business address of SFM is Oaks, Pennsylvania, 19456. SEI was founded in 1968, and is a leading provider of investment solutions to banks, institutional investors, investment advisers and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of money managers. SFM currently serves as manager or administrator to more than 40 investment companies, including more than 290 funds, with more than $68 billion in assets as of September 30, 1996.

SFM operates as a "manager of managers" with respect to the Small Cap Growth Portfolio, a separate series of SIMT, and the International Equity Portfolio, a separate series of SIT, and SFM oversees the investment advisory services provided to each Portfolio and manages the cash portion of each Portfolio's assets. Pursuant to separate sub-advisory agreements with SFM, and under the supervision of SFM and the respective Board of Trustees, the Money Managers are responsible for the day-to-day investment management of all or a discrete portion of the respective assets of the Small Cap Growth Portfolio and the International Equity Portfolio. Money Managers are selected based primarily upon the research and recommendations of SFM, which evaluates quantitatively and qualitatively a Money Manager's skills and investment results in managing assets for specific asset classes, investment styles and strategies.

SIMT's Board of Trustees is responsible for overseeing the operation of SIMT, including reviewing and approving SIMT's contracts with SFM and the Money Managers. Likewise, SIT's Board of Trustees is responsible for overseeing the operation of SIT, including reviewing and approving SIT's contracts with SFM and the Money Managers. The same individuals currently serve as the Trustees of SIMT and SIT. Subject to review by the appropriate Board, SFM allocates and, when appropriate, reallocates a Portfolio's assets among Money Managers, monitors and evaluates Money Manager performance, and oversees Money Manager compliance with the Funds' investment objectives, policies and restrictions. SFM HAS ULTIMATE RESPONSIBILITY FOR THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS DUE TO ITS RESPONSIBILITY TO OVERSEE MONEY MANAGERS AND RECOMMEND THEIR HIRING, TERMINATION AND REPLACEMENT. The Securities and Exchange Commission has issued an exemptive order (the "Order") that permits both SIMT and SIT to retain Money Managers unaffiliated with SFM without submitting the Money Manager's contract with SFM to a vote of shareholders. The Order also permits the non-disclosure of amounts payable by SFM under all such contracts.

For its management services, SFM is entitled to a fee, which is calculated daily and paid monthly, at the rates (shown as a percentage of the average daily net assets) of .65% for the Small Cap Growth Portfolio and .505% for the International Equity Portfolio. SFM pays each Money Manager for its services from the management fees SFM receives from the Portfolios.

As of the date of this prospectus, the assets of the Small Cap Growth Portfolio are being managed by the following Money Managers: First of America Investment Corporation; Nicholas-Applegate Capital Management Inc.; Furman Selz Capital Management LLC; and Wall Street Associates.

As of the date of this prospectus, the assets of the International Equity Portfolio are being managed by

25

the following Money Managers: Acadian Asset Management, Inc.; Farrell Wako Global Investment Management, Inc.; Lazard London International Investment Management Limited; Seligman Henderson Co.; and jointly, Yamaichi Capital Management Inc. and Yamaichi Capital Management (Singapore) Limited.

SFS serves as the distributor pursuant to distribution agreements with both SIMT and SIT. No compensation is paid to the distributor for distribution services for the shares of the Portfolios. The principal business address for SFS is Oaks, Pennsylvania 19456. DST serves as SIMT's transfer agent and Corestates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, Pennsylvania 19101, acts as wire agent of SIT's assets.

THE ADMINISTRATOR

SEI Fund Resources, a Delaware business trust (the "Administrator"), has its principal business offices at Oaks, Pennsylvania, 19456. The Administrator and the Trust are parties to an Administration Agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator provides the Trust with administrative services, other than investment advisory services, including all regulatory reporting, necessary office space, equipment, personnel and facilities.

The Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .15% of the average daily net assets of the Funds. The Administrator has voluntarily agreed to waive all or a portion of its fees and/or reimburse other expenses for the Small Cap Equity Fund and the International Equity Fund in order to limit total operating expenses at the feeder level of each Fund. The Administrator reserves the right to terminate its waivers or reimbursements, respectively, at any time in its sole discretion.

THE SHAREHOLDER SERVICING AGENT AND TRANSFER AGENT

DST Systems, Inc., 1004 Baltimore Street, Kansas City, MO 64105, serves as the dividend disbursing agent and shareholder servicing agent for the Trust. DST also acts as transfer agent for the Trust under a transfer agent agreement.

THE DISTRIBUTOR

Class A shares of the Funds are sold with a front-end sales load. Class B shares of the Funds have a Rule 12b-1 distribution plan (the "Class B Plan"). SEI Financial Services Company (the "Distributor"), Oaks, Pennsylvania 19456, a wholly-owned subsidiary of SEI, and the Trust are parties to a distribution agreement (the "Distribution Agreement"). As provided in the Distribution Agreement and the Class B Plan, the Trust pays the Distributor a fee at an annual rate of up to .75% of the average daily net assets of the Class B shares of the Funds. This fee will be calculated and paid each month based on average daily net assets for that month. Out of this fee, the Distributor pays .25% of the average daily net assets of the Class B shares to financial institutions and intermediaries such as banks (including the Adviser and its affiliates), savings and loan associations, insurance companies, and investment counselors, broker-dealers, and the Distributor's affiliates (collectively, "financial intermediaries") as compensation for providing shareholder services. The Distributor may use the balance of the fee received from the Funds to make payments to financial intermediaries as compensation for services or as reimbursement of distribution assistance or shareholder service expenses incurred by the Distributor. The Class B Plan is characterized as a compensation plan since the distribution fee is paid to the Distributor without regard to the distribution assistance or shareholder service expenses incurred by the Distributor or the amount of payments made to financial intermediaries.

If the Distributor's expenses are less than its fees, the Trust will still pay the full fee and the Distributor will realize a profit, but the Trust will not be obligated to pay in excess of the full fee, even if the Distributor's actual expenses are higher.

The Funds may also execute brokerage or other agency transactions through an affiliate of the Adviser or through the Distributor for which the

26

affiliate or the Distributor may receive "usual and customary" compensation. For further information, see the Statement of Additional Information.

SMALL CAP GROWTH AND INTERNATIONAL EQUITY PORTFOLIOS

The Small Cap Growth and International Equity Portfolios have each adopted a shareholder service plan (individually, a "Plan") for its Class A shares, the class in which the Small Cap Equity Fund and International Equity Fund each invests. Under each Plan, firms, including the Distributor, that provide shareholder and administrative services may receive compensation therefore. Under such arrangements, the Distributor may retain as profit any difference between the fee it receives and the amount it pays to any third parties. Under each Plan, a Portfolio may pay the Distributor a shareholder servicing fee at a negotiated annual rate of up to .25% of the average daily net assets of the Portfolio attributable to Class A shares that are subject to the arrangement in return for provision of a broad range of shareholder and administrative services.

PERFORMANCE

From time to time, the Funds may advertise yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. The yield of a Fund refers to the annualized income generated by an investment in the Fund over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment. The Louisiana Fund may also advertise a "tax-equivalent yield," which is calculated by determining the rate of return that would have to be achieved on a fully taxable investment to produce the after-tax equivalent of this Fund's yield, assuming certain tax brackets for the shareholder.


The total return of a Fund refers to the average compounded rate of return to a hypothetical investment, net of any sales charge imposed on Class A shares or including the contingent deferred sales charge imposed on Class B shares redeemed at the end of the specified period covered by the total return figure, for designated time periods (including but not limited to, the period from which the Fund commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions. The total return of a Fund may also be quoted as a dollar amount or on an aggregate basis, an actual basis, without inclusion of any front-end or contingent sales charges, or with a reduced sales charge in advertisements distributed to investors entitled to a reduced sales charge.

Each Feeder Fund may advertise the performance of its corresponding Portfolio adjusted to reflect applicable sales loads and operating expenses, other than Rule 12b-1 fees. The data for the Small
Cap Growth Portfolio and the International Equity Portfolio will be adjusted to reflect Fund operating expenses at the feeder level of .20% and .27%, respectively, and (i) with respect to the Class A Shares, to take into account a 3.50% sales load; and (ii) with respect to Class B Shares, to take into account the applicable contingent deferred sales charge. Investment performance reflects voluntary fee waivers and reimbursements currently in effect and, with respect to Class B Shares, does not reflect each Fund's 12b-1 fees. In the absence or reduction of current fee waivers or reimbursements, or if current Rule 12b-1 fees applicable to Class B Shares were reflected, Total Return would be reduced.

A Fund may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical), financial and business publications and periodicals, of broad groups of comparable mutual funds, unmanaged indices which may assume investment of dividends but generally do not reflect deductions for administrative and management costs or to other investment alternatives. The Fund may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Fund may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S.

27

The Fund may use long term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Fund may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy and investment techniques.

The Fund may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

The performance of Class A and Class B shares of a Fund will differ because of the different sales charge structures of the classes and because of the distribution fees charged to Class B shares.

The total return of the Government Securities and Value Equity Funds may also be calculated for periods beginning prior to each Fund's commencement of operations, based, in each case, on the historical performance of predecessor collective trust funds managed by the Adviser.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state, or local income tax treatment of a Fund or its shareholders. Accordingly, shareholders are urged to consult with their tax advisers regarding specific questions as to federal, state and local income taxes. State and local tax consequences on an investment in a Fund may differ from the federal income tax consequences described below. Additional information concerning taxes is set forth in the Statement of Additional Information.

TAX STATUS OF THE FUNDS

Each Fund is treated as a separate entity for federal income tax purposes and is not combined with the Trust's other Funds. Each Fund intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so as to be relieved of federal income tax, net of investment company taxable income, and net of capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed to shareholders.

TAX STATUS OF DISTRIBUTIONS

Each Fund will distribute all of its net investment income (including net short-term capital gains) to shareholders. Dividends from a Fund's net investment company taxable income will be taxable to shareholders as ordinary income whether received in cash or in additional shares, to the extent of the Fund's earnings and profits. Dividends paid by a Fund to corporate shareholders will qualify for the dividends-received deduction to the extent attributable to dividends received by the Fund from domestic corporations (including, with respect to the Feeder Funds, a pro rata portion of such dividends received by the corresponding Portfolio). It can be expected that only certain dividends of the Equity Funds, and none of the Fixed Income Funds, will qualify for that deduction. A portion of such dividends received may be subject to the alternative minimum tax. Capital gains will be distributed at least annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares and regardless of whether the distributions are received in cash or in additional shares. Distributions from net capital gains do not qualify for the dividends-received deduction. Each Fund will provide annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by a Fund (such as STRIPS, TRs, TIGRs and CATS, defined in "Description of Permitted Investments and Risk Factors") are sold with original issue discount and thus do not make periodic cash interest payments. Each Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received

28

any interest payments on such obligations during that period. Because each Fund distributes all of its net investment income to its shareholders, a Fund may have to sell portfolio securities to distribute such imputed income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Dividends declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Fund and received by the shareholders on December 31 of the year declared, if paid by the Fund at any time during the following January.

Investment income received directly by a Fund on direct U.S. Government obligations is exempt from income tax at the state level and may be exempt, depending on the state, when received by a shareholder as income dividends provided certain state-specific conditions are satisfied. Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. Government obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Fund is considered tax exempt in their particular state.

Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies.

A sale, exchange or redemption of a Fund's shares is a taxable event to the shareholder.

The Louisiana Tax-Free Income Fund will distribute all of its net investment income (including net short-term capital gain) to shareholders. If, at the close of each quarter of its taxable year, at least 50% of the value of the Fund's assets consist of obligations the interest on which is excludable from gross income for federal tax purposes, the Fund may pay "exempt-interest dividends" to its shareholders. Those dividends constitute the portion of the aggregate dividends as designated by the Fund equal to the excess of the excludable interest over certain amounts disallowed as deductions. Exempt-interest dividends are excludable from a shareholder's gross income for regular federal income tax purposes, but may have certain collateral federal income tax consequences, including alternative minimum tax. See the Statement of Additional Information.

Current federal law limits the types and volume of bonds qualifying for the federal income tax exemption of interest, which may have an effect on the ability of the Louisiana Tax-Free Income Fund to purchase sufficient amounts of tax-exempt securities to satisfy the Code's requirements for the payment of "exempt-interest dividends."

STATE TAXES

The Trust has obtained a ruling from the Louisiana Department of Revenue and Taxation to the effect the distributions to shareholders of the Louisiana Fund who are Louisiana residents, which are derived from interest on tax-exempt obligations of the State of Louisiana or its political subdivisions and certain obligations of the United States or its territories, will not be subject to Louisiana income tax. Distributions derived from long-term or short-term capital gains on such obligations, or from dividends on capital gains on other types of obligations will be subject to Louisiana individual and corporate income taxes. A Louisiana resident will also be required to take into account for Louisiana individual and corporate income tax purposes capital gains or losses realized from a redemption, sale or exchange of shares of the Louisiana Fund. To the extent distributions from the Louisiana Fund are included in the capital of corporate shareholders otherwise subject to the Louisiana corporate franchise tax, such investments or distributions will be subject to Louisiana franchise tax. Shareholders should consult their own tax advisers with respect to the state, local and foreign tax consequences of investing in the Funds.

GENERAL INFORMATION

THE TRUST

The Trust was organized as a Massachusetts business trust under a Declaration of Trust dated June 29, 1993. The Declaration of Trust permits the

29

Trust to offer separate series of shares or "funds" and different classes of each fund. In addition to the Funds, the Trust offers a Treasury Securities Money Market Fund, Institutional Money Market Fund, and a Tax Exempt Money Market Fund. All consideration received by the Trust for shares of any fund and all assets of such fund belong to that fund and would be subject to liabilities related thereto. The Trust reserves the right to create and issue shares of additional funds.

The Trust pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares under federal and state securities laws, pricing and insurance expenses, and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE TRUST

The management and affairs of the Trust are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management, administrative and shareholder services to the Trust. A discussion of SIMT's Trustees and officers appears in SIMT's Statement of Additional Information. A discussion of SIT's Trustees and officers appears in SIT's Statement of Additional Information.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. Each fund or class will vote separately on matters relating solely to that fund or class (although Class B shareholders may vote on any distribution fees imposed on Class A shares so long as Class B shares convert into Class A shares). As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders but meetings of shareholders will be held from time to time to seek approval for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

In the case of the Small Cap Equity Fund or International Equity Fund, whenever a vote is requested on matters pertaining to the Small Cap Growth Portfolio or International Equity Portfolio, respectively, the Trust will either (a) seek instructions from the appropriate Fund's shareholders with regard to the voting of the proxies and vote such proxies only in accordance with such instructions; or (b) vote the shares held by it in the same proportion as the vote of all the other shareholders of the particular Portfolio. In the second alternative, other investors in a Portfolio could control the results of voting at the Portfolio level.

SIMT, SIT AND THE PORTFOLIOS

Both SIMT and SIT are organized as Massachusetts business trusts. The Trustees believe that neither the Small Cap Equity Fund or the International Equity Fund will be adversely affected by reason of investing in the corresponding Portfolio.

REPORTING

The Trust issues unaudited financial information semiannually and audited financial statements annually. The Trust furnishes periodic reports to shareholders of record, and, as necessary, proxy statements for shareholder meetings.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to Marquis Funds, P.O. Box 419316, Kansas City, MO 64141-6316, or by calling 1-800-471-1144.

30

DIVIDENDS

Substantially all net investment income (not including capital gains) is declared and paid monthly for each Fixed Income Fund and declared and paid quarterly for each Equity Fund and the Balanced Fund. Shareholders who own shares at the close of business on the record date will be entitled to receive the dividend. Each Fund intends to pay such dividends on the first business day of the month following the month the dividend was declared. Currently, capital gains of the Funds, if any, will be distributed at least annually.

Shareholders automatically receive all income dividends and capital gain distributions in additional shares at the net asset value next determined following the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Administrator at least 15 days prior to the distribution.

Dividends and other distributions of the Funds are paid on a per-share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or the distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or other distribution. The amount of dividends payable on Class A shares will be more than the dividends payable on the Class B shares because of the distribution and service fees paid by Class B shares.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius LLP serves as counsel to the Trust. Arthur Andersen LLP serves as the independent public accountants of the Trust.

CUSTODIANS

First National Bank of Commerce in New Orleans acts as Custodian of the Trust. CoreStates Bank, N.A. has custody of the Small Cap Growth Portfolio's assets and State Street Bank and Trust Company acts as custodian for the assets of the International Equity Portfolio. The Custodians hold cash, securities and other assets of the Trust and the Portfolios as required by the 1940 Act.

RISK FACTORS RELATING TO THE FEEDER FUNDS AND THE PORTFOLIOS

Unlike other mutual funds which directly acquire and manage their own portfolio securities, each Feeder Fund seeks to achieve its investment objective by investing up to 100% of its assets in the corresponding Portfolio, which is a separate registered investment company with identical investment objectives. The investment objective of a Feeder Fund or a Portfolio may not be changed without shareholder approval. In addition to selling beneficial interests to the Feeder Funds, the Portfolios may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolios on the same terms and conditions and will pay a proportionate share of the respective Portfolio's expenses. However, other investors investing in the Portfolios are not required to buy their shares at the same public offering prices as the Feeder Funds. Investors in the Feeder Funds should be aware that because of these differences, other investors in the other funds that invest in the Portfolios may obtain different returns. Such differences in returns are also present in other mutual fund structures.

Certain changes in a Portfolio's investment objective, policies or restrictions may require the corresponding Feeder Fund to redeem its investment. Any such withdrawal could result in a distribution-in-kind of portfolio securities (as opposed to a cash distribution from the Portfolio). The Feeder Fund could incur brokerage fees or other transaction costs in converting such securities to cash. The distribution-in-kind may also result in a less diversified portfolio of investments or adversely affect the liquidity of the Feeder Fund. In addition, the investment of a Feeder Fund may be withdrawn from the corresponding Portfolio at any time if the Adviser determines that it is in the best interest of that Feeder Fund to do so.

Upon any such withdrawal, the Adviser and Trustees of the Trust would consider what action might be taken, including the investment of all of the assets of such Feeder Fund in another pooled investment entity having the same investment objective as the Feeder Fund or retaining an investment adviser to manage the Feeder Fund's


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31

assets in accordance with its investment policies. The performance of a Feeder Fund might be adversely impacted under such circumstances and such Feeder Fund may not be able to achieve its objective.

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of the permitted investments and investment practices for the various Funds (and the Portfolios), and associated risk factors. Unless otherwise indicated, policies that relate to "a Fund," "all Funds," or "Equity Funds" also relate to the Portfolios. Further discussion is contained in the Statement of Additional Information.

AMERICAN DEPOSITARY RECEIPTS, CONTINENTAL DEPOSITARY RECEIPTS, EUROPEAN DEPOSITARY RECEIPTS AND GLOBAL DEPOSITARY RECEIPTS--ADRs are securities typically issued by a U.S. financial institution. ADRs evidence ownership interests in a pool of securities issued by a foreign issuer and deposited with the depositary. EDRs, which are sometimes referred to as CDRs are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer. GDRs are issued globally and evidence a similar ownership arrangement. Generally, ADRs are designed for trading in the U.S. securities market. EDRs are designed for trading in European Securities Markets and GDRs are designed for trading in non-U.S. Securities Markets. ADRs, EDRs, CDRs and GDRs may be available for investment through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The Equity Funds may invest in sponsored and unsponsored ADRs.

ASSET-BACKED SECURITIES--Asset-backed securities are securities secured by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Such securities also may be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for purpose of owning such assets and issuing such debt.

Asset-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. For example, there is a risk that another party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities. There also is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

The market for asset-backed securities is at a relatively early stage of development. Accordingly, there may be a limited secondary market for such securities. The Government Securities Fund, the Balanced Fund and Strategic Income Bond Fund


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32

may invest in these and in other asset-backed securities that may be created in the future if the Adviser determines they are suitable.

BANKERS' ACCEPTANCES--Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less. All Funds are permitted to invest in bankers' acceptances.

BANK INVESTMENT CONTRACTS ("BICs")--BICs are contracts issued by U.S. banks and savings and loan institutions. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the general account of the bank or savings and loan institution. The bank or savings and loan institution then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A BIC provides that this guaranteed interest will not be less than a certain minimum rate. A BIC is a general obligation of the issuing bank or savings and loan institution and not a separate account. The purchase price paid for a BIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

BICs are generally not assignable or transferable without the permission of the issuing bank or savings and loan institution. For this reason, an active secondary market in BICs currently does not exist. Therefore, BICs are considered to be illiquid investments.

CERTIFICATES OF DEPOSIT--Certificates of deposit are interest bearing instruments with a specific short-term maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid. All Funds are permitted to invest in certificates of deposit.

COMMERCIAL PAPER--Commercial paper is a term used to describe unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. All Funds are permitted to invest in commercial paper.

CONVERTIBLE SECURITIES--Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of convertible securities tends to move together with the market value of the underlying stock. The value of convertible securities is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions. The Equity Funds are permitted to invest in convertible securities.

EQUITY SECURITIES--Equity securities include common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock. Investments in equity securities are subject to market risks that may cause their prices to fluctuate over time. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.

FIXED INCOME SECURITIES--Fixed income securities include bonds, notes, debentures and other interest-bearing securities that represent indebtedness. The market value of the fixed income investments in which the Funds invest will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Changes in the value of these securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value.


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33

FUTURES AND OPTIONS ON FUTURES--Each of the Funds may invest in futures and options on futures to a limited extent. Specifically, a Fund may enter into futures contracts and options on futures contracts traded on an exchange regulated by the Commodities Futures Trading Commission ("CFTC") if, to the extent that such futures and options are not for "bona fide hedging purposes" (as defined by the CFTC), the aggregate initial margin and premiums on such positions (excluding the amount by which options are in the money) do not exceed 5% of that Fund's net assets. In addition, a Fund may enter into futures contracts and options on futures only to the extent that obligations under such contracts or transactions, together with options on securities, represent not more than 25% of the Fund's assets. The foregoing 25% limitation does not apply to the International Equity Fund or the International Equity Portfolio.

The Funds may buy and sell futures contracts and related options to manage their exposure to changing interest rates and security prices. Some futures strategies, including selling futures, buying puts and writing calls, reduce a Fund's exposure to price fluctuations. Other strategies, including buying futures, writing puts and buying calls, tend to increase market exposure. Futures and options may be combined with each other in order to adjust the risk and return characteristics of the overall portfolio. The Funds may invest in futures and related options based on any type of security or index traded on U.S. or foreign exchanges or over-the-counter, as long as the underlying security, or securities represented by an index, are permitted investments of the Funds.

Options and futures can be volatile instruments, and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges interest rates incorrectly, options and futures strategies may lower a Fund's return. A Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other instruments, or if it could not close out its positions because of an illiquid secondary market.

In order to cover any obligations it may have under options or futures contracts, the Fund will either own the underlying asset, have a contract to acquire such an asset without additional cost or set aside, in a segregated account, high quality liquid assets in an amount at least equal in value to such obligations.

GUARANTEED INVESTMENT CONTRACTS ("GICs")--GICs are contracts issued by U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a deposit fund of the insurance company's general account. The insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. A GIC provides that this guaranteed interest will not be less than a certain minimum rate. A GIC is a general obligation of the issuing insurance company and not a separate account. The purchase price paid for a GIC becomes part of the general assets of the issuer, and the contract is paid at maturity from the general assets of the issuer.

Generally, GICs are not assignable or transferable without the permission of the issuing insurance company. For this reason, an active secondary market in GICs does not currently exist and GICs are considered to be illiquid investments.

ILLIQUID SECURITIES--Illiquid securities are securities which cannot be disposed of within seven business days at approximately the price at which they are being carried on a Fund's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, if there is no secondary market for such security and repurchase agreements of over 7 days in length. Each Fund will not invest more than 15% (10% with respect to the International Equity Portfolio) of its net assets in such instruments.

INVESTMENT COMPANIES--Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international and global fund can invest in the securities markets of those countries. The International Equity Portfolio does not intend to invest in other investment companies unless, in the judgment of its Money Managers, the potential benefits of such investments exceed the


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34

associated costs relative to the benefits and costs associated with direct investments in the underlying securities.

Investments in closed-end investment companies may involve the payment of substantial premiums above the net asset value of such issuer's portfolio securities and are subject to limitations under the 1940 Act. The International Equity Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that constitutes a "passive foreign investment company."

As a shareholder in an investment company, the International Equity Portfolio would bear its ratable share of that investment company's expenses, including its advisory and administration fees. In accordance with applicable state regulatory provisions, the Portfolio's advisers have agreed to waive their management fee with respect to the portion of this Portfolio's assets invested in shares of other open-ended investment companies. The Portfolio continues to pay its own management fees and other expenses with respect to their investments in shares of closed-end investment companies.

MONEY MARKET SECURITIES--Money market securities are high-quality, dollar-denominated, short-term debt instruments. They consist of: (i) bankers' acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. Government; (iii) high quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

With respect to the International Equity Portfolio, money market securities are considered to include securities issued or guaranteed by the United States Government, its agencies or instrumentalities; securities issued or guaranteed by non-U.S. governments, which are rated at time of purchase A or higher by S&P or Moody's, or are determined by the advisers to be of comparable quality; repurchase agreements, certificates of deposit and bankers' acceptances issued by banks or savings and loan associations having net assets of at least $500 million as of the end of their most recent fiscal year; high-grade commercial paper, and other long- and short-term debt instruments which are rated at the time of purchase A or higher by S&P or Moody's, and which, with respect to such long-term debt instruments, are within 397 days of their maturity.

MORTGAGE-BACKED SECURITIES--Mortgage-backed securities are instruments which entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.

Government Pass-Through Securities: These are securities that are issued or guaranteed by a U.S. Government agency representing an interest in a pool of mortgage loans. The primary issuers or guarantors of these mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA and FHLMC obligations are not backed by the full faith and credit of the U.S. Government as GNMA certificates are, but FNMA and FHLMC securities are supported by the instrumentalities' right to borrow from the United States Treasury. Each of GNMA, FNMA and FHLMC guarantees timely distributions of interest to certificate holders. Each of GNMA and FNMA also guarantees timely


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35

distributions of scheduled principal. FHLMC has in the past guaranteed only the ultimate collection of principal of the underlying mortgage loan; however, FHLMC now issues Mortgage-Backed Securities (FHLMC Gold PCs) which also guarantees timely payment of monthly principal reduction. Government and private guarantees do not extend to the securities' value, which is likely to vary inversely with fluctuations in interest rates.

Private Pass-Through Securities: These are mortgage-backed securities issued by a non-governmental entity such as a trust, which securities include collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"), that are rated in one of the top two rating categories. While they are generally structured with one or more types of credit enhancement, Private Pass-Through Securities typically lack a guarantee by an entity having the credit status of a governmental agency or instrumentality.

CMOs: CMOs are debt obligations or multiclass pass-through certificates issued by agencies or instrumentalities of the U.S. Government or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are annually issued in multiple classes. Principal and interest paid on the underlying mortgage assets may be allocated among the several classes of a series of a CMO in a variety of ways. Each class of a CMO, often referred to as a "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal payments on the underlying mortgage assets may cause CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of any premium paid.

REMICs: A REMIC is a CMO that qualifies for special tax treatment under the Internal Revenue Code and invests in certain mortgages principally secured by interests in real property. Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by FNMA or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or FNMA, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest, and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates. FNMA REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by FNMA.

Stripped Mortgage-Backed Securities ("SMBs"): SMBs are usually structured with two classes that receive specified proportions of the monthly interest and principal payments from a pool of mortgage securities. One class may receive all of the interest payments and is thus termed an interest-only class ("IO"), while the other class may receive all of the principal payments and is thus termed the principal-only class ("PO"). The value of IOs tends to increase as rates rise and decrease as rates fall; the opposite is true of POs. SMBs are extremely sensitive to changes in interest rates because of the impact thereon of prepayment of principal on the underlying mortgage securities. The market for SMBs is not as fully developed as other markets; SMBs therefore may be illiquid.

Risk Factors: Due to the possibility of prepayments of the underlying mortgage instruments, mortgage-backed securities generally do not have a known maturity. In the absence of a known maturity, market participants generally refer to an estimated average life. An average life estimate is a function of an assumption regarding anticipated prepayment patterns, based upon current interest rates, current conditions in the relevant housing markets and other factors. The assumption is necessarily subjective, and thus different market participants can produce different average life estimates with regard to the same security. There can be no assurance that estimated average life will be a security's actual average life.

MUNICIPAL SECURITIES--Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be


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36

used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities, and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility; tolls from a toll bridge for example. Certificates of participation represent an interest in an underlying obligation or commitment such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Municipal securities include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes, and construction loan notes. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds.

The Louisiana Fund currently contemplates that it will not invest more than 25% of its total assets (at market value at the time of purchase) in: (a) securities, the interest of which is paid from revenues of projects with similar characteristics; or (b) industrial development bonds.

OBLIGATIONS OF SUPRANATIONAL ENTITIES--Supranational entities are entities established through the joint participation of several governments, including the Asian Development Bank, the Inter-American Development Bank, International Bank for Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank. The governmental members, or "stock holders," usually make initial capital contributions to the supranational entity and, in many cases, are committed to make additional capital contributions if the supranational entity is unable to repay its borrowings.

OPTIONS--Put and call options for various securities and indices are traded on national securities exchanges. Options may be used by a Fund from time to time as the Adviser deems to be appropriate. Options will generally be used for hedging purposes.

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction"--the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

Although a Fund will engage in option transactions as hedging transactions, there are risks associated with such investments including the following: (i) the success of a hedging strategy may depend on the ability of the Adviser to predict movements in the prices of the individual securities, fluctuations in markets and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of options; (iii) there may not be a liquid secondary market for options; and (iv) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security. Each Fund is permitted to engage in option transactions with respect to securities that are permitted investments and related indices. Any Fund that writes call options will write only covered call options.


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37

The aggregate value of option positions may not exceed 10% of a Fund's net assets as of the time such options are entered into by a Fund.

PRIVATIZATIONS--Privatizations are foreign government programs for selling all or part of the interests in government owned or controlled enterprises. The ability of a U.S. entity to participate in privatizations in certain foreign countries may be limited by local law, or the terms on which a Fund may be permitted to participate may be less advantageous than those applicable for local investors. There can be no assurance that foreign governments will continue to sell their interests in companies currently owned or controlled by them or that privatization programs will be successful.

RECEIPTS--TRs, TIGRs and CATS--interests in separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. Receipts include "Treasury Receipts" ("TRs"), "Treasury Investment Growth Receipts" ("TIGRs"), and "Certificates of Accrual on Treasury Securities" ("CATS"). Each Fund other than the Louisiana Fund is permitted to invest in receipts.

STRIPS, TRs, TIGRs and CATS are sold as zero coupon securities which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accrued over the life of the security and constitutes the income earned on the security for both accounting and tax purposes. Because of these features, receipts may be subject to greater price volatility than interest paying U.S. Treasury Obligations. See also "Taxes".

REPURCHASE AGREEMENTS--Repurchase agreements are agreements by which a Fund obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. Repurchase agreements must be fully collateralized at all times. A Fund bears a risk of loss in the event the other party defaults on its obligations and the Fund is delayed or prevented from its right to dispose of the collateral. A Fund will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

RESTRICTED SECURITIES--Restricted securities are securities that may not be sold freely to the public absent registration under the Securities Act of 1933 or an exemption from registration.

SECURITIES LENDING--All Funds are permitted to engage in securities lending, under which securities are loaned pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash or securities of the U.S. Government equal to at least 100% of the market value of the securities lent. A Fund will continue to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily to provide a level of collateral at least equal to the value of the securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

SECURITIES OF FOREIGN ISSUERS--There are certain risks connected with investing in foreign securities. These include risks of adverse political and economic developments (including possible governmental seizure or nationalization of assets), the possible imposition of exchange controls or other governmental restrictions, less uniformity in accounting and reporting requirements, the possibility that there will be less information on such securities and their issuers available to the public, the difficulty of obtaining or enforcing court judgments abroad, restrictions on foreign investments in other jurisdictions, difficulties in


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38

effecting repatriation of capital invested abroad and difficulties in transaction settlements and the effect of delay on shareholder equity. Foreign securities may be subject to foreign taxes, and may be less marketable than comparable U.S. securities. The value of a Fund's investments denominated in foreign currencies will depend on the relative strengths of those currencies and the U.S. dollars, and a Fund may be affected favorably or unfavorably by changes in the exchange rates or exchange control regulations between foreign currencies and the U.S. dollar. Changes in foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains if any, to be distributed to shareholders by a Fund. Furthermore, emerging market countries may have less stable political environments than more developed countries. Also it may be more difficult to obtain a judgement in a court outside the United States.

SHORT SALES-- A short sale is "against the box" if at all times during which the short position is open, a Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short.

SWAPS, CAPS, FLOORS AND COLLARS--Interest rate swaps, mortgage swaps, currency swaps and other types of swap agreements such as caps, floors and collars are designed to permit the purchaser to preserve a return or spread on a particular investment or portion of its portfolio, and to protect against any increase in the price of securities, a Fund anticipates purchasing at a later date. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate times a "notional principal amount" in return for payments equal to a fixed rate times the same amount for a specific period of time. Swaps may also depend on other prices or rates such as the value of an index or mortgage prepayment rates.

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.

Swap agreements will tend to shift a Fund's investment exposure from one type of investment to another. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a Fund's investment and its share price and yield.

TIME DEPOSITS--Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities. All Funds are permitted to invest in time deposits.

U.S. GOVERNMENT AGENCY OBLIGATIONS--Obligations issued or guaranteed by agencies of the United States Government, including, among others, the Federal Farm Credit Bank, the Federal Housing Administration and the Small Business Administration, and obligations issued or guaranteed by instrumentalities of the United States Government, including, among others, FHLMC, the Federal Land Banks and the United States Postal Service. Some of these securities are supported by the full faith and credit of the United States Treasury (e.g., GNMA securities), others are supported by the right of the issuer to borrow from the Treasury (e.g., Federal Farm Credit Bank), while still others are supported only by the credit of the instrumentality (e.g., FNMA securities). Guarantees of principal by agencies or instrumentalities of the United States Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund's shares.

U.S. GOVERNMENT SECURITIES--Any guaranty by the U.S. Government of the securities in which any Fund invests guarantees only the payment of

39

principal and interest on the guaranteed security and does not guarantee the yield or value of that security or the yield or value of shares of that Fund.

U.S. TREASURY OBLIGATIONS--U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS"). All Funds are permitted to invest in U.S. Treasury Obligations.

VARIABLE AND FLOATING RATE INSTRUMENTS--Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities. All Funds are permitted to invest in variable and floating rate instruments.

WARRANTS--instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period. The Equity Funds are permitted to invest in warrants.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES--When-issued or delayed delivery basis transactions involve the purchase of an instrument with payment and delivery taking place in the future. Delivery of and payment for these securities may occur a month or more after the date of the purchase commitment. To the extent required by the 1940 Act, a Fund will maintain with the custodian a separate account with liquid high grade debt securities or cash in an amount at least equal to these commitments. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Fund before settlement. These securities are subject to market fluctuation due to changes in market interest rates and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if deems it appropriate.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Summary.....................................................................   2
Expense Summary.............................................................   4
Financial Highlights........................................................   8
The Trust...................................................................  11
Investment Objectives and Policies..........................................  11
General Investment Policies.................................................  15
Investment Limitations......................................................  15
How to Purchase Shares......................................................  16
Alternative Sales Charge Options............................................  18
Exchanges...................................................................  20
Redemption of Shares........................................................  21
The Adviser.................................................................  22

Small Cap Growth and International Equity Portfolios........................  24
The Administrator...........................................................  25
The Shareholder Servicing Agent and Transfer Agent..........................  25
The Distributor.............................................................  25
Small Cap Growth and International Equity Portfolios........................  26
Performance.................................................................  26
Taxes.......................................................................  27
General Information.........................................................  28
Risk Factors Relating to the Feeder Funds and the Portfolios................  30
Description of Permitted Investments and Risk Factors.......................  31

MARQUIS(SM)
FAMILY OF FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER
First National Bank of Commerce in New Orleans
201 St. Charles Avenue
New Orleans, LA 70170

ADMINISTRATOR
SEI Fund Resources
Oaks, PA 19456

DISTRIBUTOR
SEI Financial Services Company
Oaks, PA 19456

TRANSFER AGENT
DST Systems, Inc.
1004 Baltimore Street
Kansas City, MO 64105

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
2000 One Logan Square
Philadelphia, PA 19103

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP
1601 Market Street
Philadelphia, PA 19103




--------------------------------------------------------------------------------

              --------------------------------------------------
                           Marquis Family of Funds:

                               Not FDIC Insured

                               No Bank Guarantee

                                May Lose Value
              --------------------------------------------------

No person has been authorized to give any information or to make any representations not contained in this Prospectus, or the Statement of Additional Information incorporated herein by reference, in connection with the offering made by this Prospectus and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust or by its Distributor. This Prospectus does not constitute an offering by the Trust or by the Distributor in any jurisdiction in which such offering may not lawfully be made.